Conformed Copy







                                                               February 27, 2001

TO THE PERSONS LISTED ON SCHEDULE A ATTACHED HERETO



                         ASSUMPTION AND LEASE AGREEMENT

Ladies and Gentlemen:

         American Airlines, Inc., a Delaware corporation ("AMERICAN"), and Trans World Airlines, Inc., a Delaware corporation (together with any predecessors or affiliates, "TWA") have entered into an Asset Purchase Agreement (as amended from time to time, the "ASSET PURCHASE AGREEMENT"), dated as of January 9, 2001 pursuant to which American has agreed with TWA, subject to certain terms and conditions, to enter into a leasing transaction at the Commencement Time (as defined below) with respect to the aircraft (the "AIRCRAFT") specified in Schedule A attached hereto. All capitalized terms used but not defined herein shall have the respective meanings given them in Appendix A hereto or, if not defined herein, in the Schedule of Terms attached hereto as Appendix B. This Assumption and Lease Agreement, together with all annexes, schedules and other attachments hereto, is referred to collectively as this "AGREEMENT".

         American and the other parties hereto (such other parties, the "LESSOR PARTIES") hereby agree as follows:

SECTION 1.  TRANSACTION.

         (a) Subject to the conditions precedent set forth in Section 5, the person listed on Schedule A hereto as lessor (the "LESSOR") hereby agrees to lease to American or to a Certificated Air Carrier that is a Citizen of the United States and is a wholly-owned subsidiary of American to which American shall assign its rights under this Agreement as provided and subject to the terms herein, and American hereby agrees to lease, or to cause one of its wholly-owned subsidiaries to lease, from the Lessor, the Aircraft (such leasing transaction, the "TRANSACTION"), such Transaction to take effect at the Commencement Time, PROVIDED that (A) American will have no responsibility or liability for any act or omission of TWA at any time or for any act, claim, event, circumstance or condition existing, accruing, arising or occurring at any time at or prior to the Commencement Time (any of the foregoing, a "PRIOR CLAIM"); (B) American does not assume or agree to pay, satisfy, discharge or perform, and will not be deemed for any reason whatsoever to have assumed, or agreed to pay, satisfy, discharge or perform, any liability, obligation or indebtedness of TWA with respect to the Aircraft, Airframe or Engines, or otherwise, whether primary or secondary, direct or indirect, including without limitation any and all liabilities and obligations of TWA resulting from, caused by or arising out of, directly or indirectly, any act or omission of TWA, the conduct of its





                    ASSUMPTION AND LEASE AGREEMENT (AIRLEASE) business or ownership or lease of any of its properties or assets (including the Aircraft) or any properties or assets used by TWA at any time, including without limitation such of the foregoing as constitute, may constitute or are alleged to constitute a tort, breach of contract or violation of requirements of any law;
(C) American will not be responsible for any rental or other payments arising or accruing at any time at or prior to, or in respect of any period at or prior to, the Commencement Time, even if the payment date therefor under the TWA Lease Documents would have occurred after the Commencement Time; and (D) American shall have no liability for any Prior Claim that results or arises from the execution or performance of this Agreement, the Assignment, Assumption and Amendment Agreement (as defined below) or any Substitute Transaction Document (as defined below). American or any wholly-owned subsidiary of American to which American shall assign its rights hereunder as provided herein is referred to herein as the "LESSEE".

         (b) The Transaction shall have the terms specified by this Agreement (the "TRANSACTION TERMS"), including without limitation the terms provided in Appendix B.

         (c) In connection with the Transaction, the Lessor Parties hereby agree to the amendment and restatement and, to the extent necessary, termination, effective immediately prior to the Commencement Time (subject to the occurrence of the Commencement Time), of each TWA Lease Document, such that the terms and conditions of the TWA Lease Documents are replaced, deleted and superseded in their entirety by this Agreement; PROVIDED, HOWEVER that the TWA Trust Agreement, if any, and the TWA Purchase Agreement Assignment, if any, listed in Schedule B shall not be so amended and restated or terminated, but shall only be amended to the extent necessary to make their respective terms consistent with the Transaction Terms.

         (d) Following the execution of this Agreement, the parties may conduct good faith negotiations of more extensive leasing documents incorporating all of the Transaction Terms (such leasing documents, the "SUBSTITUTE TRANSACTION DOCUMENTS"). Any party wishing to negotiate Substitute Transaction Documents shall notify the other parties of such fact within 15 days after such execution, after which American shall prepare drafts of such documents for review by the Lessor Parties. Negotiations of the Substitute Transaction Documents shall proceed after such review is completed, it being agreed that the terms of such documents, to the extent not set forth in this Agreement, shall be reasonably satisfactory to the Lessor and be based on and similar to, American's standard terms in other aircraft financing transactions or, to the extent not used in such transactions, terms customary in leasing transactions with respect to aircraft of the same make and model as the Aircraft and for an airline of American's credit and standing, with, such terms in each case being determined by American in good faith. This Agreement shall be in full force and effect notwithstanding that Substitute Transaction Documents have not been entered into or are being negotiated.

                    ASSUMPTION AND LEASE AGREEMENT (AIRLEASE)

         (e) American makes no representation or warranty and gives no assurance as to the obligations of TWA or as to the rights of any person with respect to the obligations of TWA. Each Lessor Party agrees, and will agree with TWA in the Assignment, Assumption and Amendment Agreement, that, effective at (and subject to the occurrence of) the Commencement Time, such Lessor Party waives any right and relinquishes any claim it may have against TWA or against any collateral securing any such claim with respect to any difference between its rights, including the amounts to be received, hereunder and its rights, including the amounts that would be received, under the TWA Lease Documents prior to their amendment or that arises out of the amendment effected hereby. It is understood that the Lessor Parties do not, under this Agreement, waive (i) the right they may have to receive payment from TWA of amounts owed by TWA under the TWA Lease Documents at any time prior to the Commencement Time or (ii) any rights or remedies they may have against TWA with respect to events or circumstances arising or occurring before the Commencement Time (including rights or remedies arising under Section 1110 of the Bankruptcy Code (11 U.S.C. ss. 1110) or with respect to Retained Liabilities (as defined in the Asset Purchase Agreement)). Each Lessor Party acknowledges that it has no right or claim against American or any of its affiliates with respect to any of the foregoing.

SECTION 2.  WARRANTIES.

         Subject to the conditions specified in Section 5, the Lessor agrees that, following the Commencement Time, so long as no Event of Default shall have occurred and be continuing, without recourse or warranty as against the Lessor (if the Lessor is an Owner Trustee), American shall have the benefit of and shall be entitled to enforce, either in its own name or in the name of the Lessor for the use and benefit of the Lessee, any and all of the Lessor's rights in, to and under dealer's, manufacturer's, installer's, contractor's or subcontractor's warranties (whether express or implied) in respect of the Aircraft, Airframe, any Engine or any Part thereof, and Lessor agrees to execute and deliver such further documents and take such further action, as may be reasonably requested by the Lessee and at the Lessee's expense, as may be necessary to enable the Lessee to obtain such warranty service as may be furnished for the Aircraft, Airframe, any Engine or any Part thereof by such dealer, manufacturer, contractor, installer, contractor or subcontractor and as to which the Lessor has any rights. The Lessor hereby appoints and constitutes the Lessee, except at such times as an Event of Default shall have occurred and be continuing, its agent and attorney-in-fact to assert and enforce, from time to time, in the name and for the account of the Lessor and the Lessee, as their interests may appear, but in all cases at the sole cost and expense of the Lessee, whatever claims and rights the Lessor may have against any dealer, manufacturer, installer, contractor or subcontractor of the Aircraft, Airframe, any Engine or any Part thereof.

                    ASSUMPTION AND LEASE AGREEMENT (AIRLEASE)

SECTION 3.  WAIVER AND INSTRUCTION.

         (a) Except to the extent duly waived by the Lessor Parties (which waiver is evidenced by this Agreement) the Lessor Parties confirm that this Agreement, as of the Commencement Time, complies with all of the requirements in the TWA Lease Documents necessary to consummate the Transaction and to have this Agreement be effective.

         (b) If Schedule A lists an owner participant (the "OWNER PARTICIPANT"), the Owner Participant hereby authorizes and directs the Lessor to execute and deliver this Agreement.

SECTION 4.  CLOSING.

         The Transaction shall begin at the Commencement Time on the date of the closing under the Asset Purchase Agreement (the "CLOSING DATE"), subject only to the satisfaction or waiver of the conditions set forth in Section 5 hereof. On or prior to the Closing Date, (A) American shall sign and each Lessor Party shall countersign an assignment, assumption and amendment agreement between TWA and American, substantially in the form of Appendix C hereto (the "ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT"), (B) if American shall elect to cause one of its wholly-owned subsidiaries to lease the Aircraft from Lessor pursuant hereto, (I) American and the Lessee shall execute and deliver an assignment and assumption agreement, substantially in the form of Appendix D hereto (the "LESSEE ASSIGNMENT AND ASSUMPTION AGREEMENT"), and (II) American shall execute and deliver to Lessor and the Owner Participant, if any, a guaranty, substantially in the form of Appendix E hereto (the "AMERICAN GUARANTY"), and
(C) the parties will execute and deliver such additional documents as may be necessary or appropriate to be filed for recordation with the FAA to consummate the Transaction.

SECTION 5.  CONDITIONS TO OBLIGATIONS OF PARTIES.

         (a) The obligations of each party hereto to consummate the Transaction, and the occurrence of the Commencement Time, shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                  (i) the United States bankruptcy court having jurisdiction over the TWA bankruptcy proceedings (the "BANKRUPTCY COURT") shall have entered the Approval Order or such other order, in form and substance reasonably satisfactory to American, as shall approve the assumption of the TWA Lease Documents by TWA and the assignment to American of the TWA Lease Documents as amended and restated and/or terminated as provided herein;

                    ASSUMPTION AND LEASE AGREEMENT (AIRLEASE)

                  (ii) the closing of the purchase by the Lessee of TWA's right, title and interest in and to substantially all of the assets of TWA as contemplated by the Asset Purchase Agreement shall have occurred; and

                  (iii) delivery of the Aircraft by TWA to the Lessee pursuant to the Asset Purchase Agreement.

         (b) In addition to the conditions precedent in clause (a) above, unless American is the Lessee (in the case of clauses (b)(i) and (b)(ii)), the obligation of the Lessor under this Agreement to consummate the Transaction, and the occurrence of the Commencement Time, shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                  (i) American and the Lessee shall have executed and delivered the Lessee Assignment and Assumption Agreement;

                  (ii) American shall have executed and delivered to the Lessor and the Owner Participant, if any, the American Guaranty; and

                  (iii) TWA shall have made payment of the amount, as determined by the Bankruptcy Court, required to satisfy the conditions to the assumption of the lease under Section 365(b) of the Bankruptcy Code (11 U.S.C. ss. 365(b)); and

                  (iv) the receipt by the Lessor, on or prior to the Closing Date, of the Assignment, Assumption and Amendment Agreement, duly executed by TWA and American and of all the requisite consents of each Person (other than any Lessor Party) required to consummate the Transaction.

         (c) In addition to the conditions precedent in clause (a) above, the obligation of the Lessee under this Agreement to consummate the Transaction, and the occurrence of the Commencement Time, shall be subject to the receipt by American, on or prior to the Closing Date, of the Assignment, Assumption and Amendment Agreement, duly executed by TWA and the Lessor Parties, and of evidence (reasonably satisfactory to American) of receipt of all the requisite consents of each Person (other than any Lessor Party) required to consummate the Transaction.

SECTION 6.  LETTERS OF CREDIT, DEPOSITS, ETC.

         Subject to the fulfillment of the condition specified in Section 5(b)(iii):

                  (a) at the Commencement Time, any security or other deposit, maintenance or similar reserve, or letter of credit (including any reimbursement or collateral agreements) to which TWA is a party relating to the Aircraft or the TWA Lease Documents shall terminate;

                    ASSUMPTION AND LEASE AGREEMENT (AIRLEASE)

                  (b) each Lessor Party shall surrender for cancellation any outstanding letter of credit held by it; and

                  (c) each Lessor Party shall, at the Commencement Time, pay over to American (1) any deposit, reserve or cash or other collateral held or reserved by it and (2) any "basic rent" payable in advance and received by it allocable to any period after the Commencement Time (or, in either case, make the economic benefits thereof available to American in a manner reasonably satisfactory to American).

SECTION 7.  REPRESENTATIONS AND WARRANTIES.

         Each party makes, on the date of this Agreement, to each other party hereto the representations and warranties of such party contained in Appendix F hereto, and agrees that such party's participation in the Closing shall constitute, without further act, a confirmation that the representations and warranties made by it were true and complete when made and are true and complete on and as of the Commencement Time as though made on and as of such Commencement Time. The sole remedy in case of a breach of any representation or warranty by any party shall be, subject to the limitations on indemnification set forth in Appendix B hereto, monetary damages (exclusive of consequential, indirect, speculative or punitive damages), and no party hereto shall be entitled to refuse to consummate the Closing Transactions as result of any such breach.

SECTION 8.  NOTICES.

         Unless otherwise expressly specified or permitted by the terms hereof, all notices required or permitted under the terms and provisions hereof shall be in English and in writing, and any such notice may be given by U.S. mail, courier service, or facsimile or any other customary means of communication, and any such notice shall be effective when delivered to the recipient thereof in accordance with the provisions of this Section, (i) if to American, to its address (including facsimile number) set forth below its signature at the foot of this Agreement, or (ii) if to any other party hereto, to its respective address set forth on Schedule A to this Agreement.

SECTION 9.  CONFIDENTIAL INFORMATION.

         The term "CONFIDENTIAL INFORMATION" means: (a) the terms of this Agreement and any Substitute Transaction Document (or the status of the negotiations regarding any such Substitute Transaction Document); (b) the existence and terms of any lease of the Airframe or Engines pursuant to this Agreement or any Substitute Transaction Document; (c) all information obtained in connection with any inspection conducted by the Lessor or Owner Participant, if any, pursuant to this Agreement or any Substitute Transaction Document; and
(d) any report, certification or information furnished to the

                    ASSUMPTION AND LEASE AGREEMENT (AIRLEASE)

Lessor and Owner Participant, if any, pursuant to this Agreement or any Substitute Transaction Document.

         All Confidential Information shall be held confidential by (w) American and the Lessor, (x) if the Lessor is an owner trustee, by such Lessor in its individual capacity (the "BANK"), (y) Owner Participant, if any, and (z) each affiliate of any thereof and shall not be furnished or disclosed by any of them to anyone other than (i) American, the Lessor, the Bank, if any, and the Owner Participant, if any, and their respective affiliates, (ii) their respective bank examiners, auditors, accountants, lawyers and agents, (iii) any person whose consent is necessary in order for the Lessor to consummate the Transaction (other than TWA, whose consent, to the extent required, shall be pursuant to other documents) and (iv) after the Commencement Time, any person with whom the Lessor or Owner Participant, if any, is in good faith conducting negotiations relating to the possible transfer, sale, assignment or other disposition of rights and interest in this Agreement or any Substitute Transaction Document, if, in the case of any disclosure to any person other than American, such person shall have entered into an agreement for the express benefit of American to hold such Confidential Information confidential in accordance with the provisions of this Section, and except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority ("COURT ORDER"); PROVIDED that if any of them is required by such a Court Order to disclose any Confidential Information, it will promptly notify American prior to such disclosure to enable American to seek a protective order or to take other action that American in its reasonable discretion deems appropriate, and such party will cooperate with American in its efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded the Confidential Information and PROVIDED, further, that American (or a Lessor Party that has reporting obligations under the U.S. securities laws) may make such public disclosures as it determines appropriate to comply with the U.S. securities laws; and PROVIDED, FURTHER, that American and each Lessor Party may make such disclosure as it determines appropriate in connection with the TWA bankruptcy proceeding.

SECTION 10.  SEPARATE COUNTERPARTS.

         This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original. Each counterpart of this Agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument.

                    ASSUMPTION AND LEASE AGREEMENT (AIRLEASE)

SECTION 11.  ENTIRE AGREEMENT.

         This Agreement, including all the schedules, exhibits and annexes hereto, the Assignment, Assumption and Amendment Agreement (when executed and delivered) and the Substitute Transaction Documents (when executed and delivered) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

SECTION 12.  SURVIVAL

         The representations and warranties made by each party hereto pursuant to Section 7 and the obligations of each party under Section 9 shall survive the Closing, the delivery of the Aircraft, the termination of this Agreement or any Substitute Transaction Document and any investigation made at any time by any party hereto.

SECTION 13.  HEADINGS.

         The headings of the various sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 14.  BINDING EFFECT.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

SECTION 15.  AMENDMENTS.

         (a) The provisions of this Agreement may be modified or amended only by an instrument or instruments in writing signed by each party hereto.

         (b) Except as otherwise provided in this Agreement, each Lessor Party further agrees it will not change, modify, amend or waive, or consent to any such change, modification, amendment or waiver of any term or provision of the TWA Trust Agreement, if any, the TWA Purchase Agreement Assignment, if any, or any TWA Lease Document to which American is not a party in a way that affects adversely the rights of American, without the prior written consent of American, which consent shall not be unreasonably withheld.

SECTION 16. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; MISCELLANEOUS.

         (a) THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY,

                    ASSUMPTION AND LEASE AGREEMENT (AIRLEASE)

AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

         (b) Each of the parties hereto, to the extent it may do so under applicable law, for purposes hereof and of all Substitute Transaction Documents, if any, hereby (I) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the U.S. District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties thereto, or their successors or permitted assigns and (II) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

         (c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, the right to trial by jury in any legal or equitable action, suit or proceeding arising out of or relating to this Agreement, the Assignment, Assumption and Amendment Agreement, the Lessee Assignment and Assumption Agreement, if applicable, the American Guaranty, if applicable, any Substitute Transaction Documents or any transaction contemplated hereby or thereby or the subject matter of any of the foregoing.

         (d) Upon request from Lessor, Lessee shall provide Lessor on the Closing Date with evidence of the authority of the person or persons executing this Assumption and Lease Agreement, the Lessee Assignment and Assumption Agreement and the American Guaranty on behalf of Lessee and American (if American is not the Lessee).

                    ASSUMPTION AND LEASE AGREEMENT (AIRLEASE)

The parties hereto have signed this Agreement as of the date first written above.

                            Sincerely yours,

                            AMERICAN AIRLINES, INC.



                            By:   /s/ LESLIE M. BENNERS
                               -------------------------------------
                               Name:   Leslie M. Benners
                               Title:  Managing Director
                                       Corporate Finance and Banking

                            Address:   4333 Amon Carter Boulevard
                                       MD 5662
                                       Forth Worth, Texas 76155
                                       Attn:  Treasurer
                                       Fax:  (817) 967-4318
                                       Tel.:  (817) 963-1234

ACKNOWLEDGED AND AGREED


LESSOR/OWNER TRUSTEE

FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity except as otherwise stated herein, BUT solely as Owner Trustee



By: /s/ NANCY DAHL
    ----------------------
    Name:   Nancy Dahl
    Title:  Vice President


AIRLEASE, LTD., a California limited partnership
By: AIRLEASE MANAGEMENT SERVICES, INC.,
    its general partner


By: /s/  DAVID B. GEBLER
    ----------------------
    Name: David B. Gebler
    Title:  President

                                                                      SCHEDULE A






                              AIRCRAFT AND LESSOR PARTIES




AIRCRAFT

U.S. Registration Number:              N913TW

Manufacturer Serial Number:            49184

Engine Numbers: Nos.                   P709733D and P709734D




LESSOR PARTIES

Lessor/Owner Trustee:                  First Security Bank, National Association

Address:                               Corporate Trust Services
                                       MAC: U1254-031
                                       79 South Main Street, 3rd Floor
                                       Salt Lake City, Utah 84111
                                       Attn: Nancy Dahl

Facsimile:                             (801) 246-5053

Phone:                                 (801) 246-5208




Owner Participant:                     Airlease, Ltd.

Address:                               c/o Bank of America Leasing and Capital
                                       Group CA57050403
                                       555 California Street, 4th Floor
                                       San Francisco, CA 94104
                                       Attn: David Gebler

Facsimile:                             (415) 765-1817

Phone:                                 (415) 765-1824

TWA LEASE DOCUMENTS PARTIES

Mortgagee/Indenture Trustee:           N/A

Address:

Facsimile:

Phone



Owner Participant Guarantor:           N/A

Address:

Facsimile:

Phone



Loan Participant/Lender:               The Provident Bank

Address:                               One East Fourth Street
                                       Cincinnati, Ohio 45202
                                       Attn: Forest C. Frank

Facsimile:                             (513) 579-2868

Phone:                                 (513) 579-2862



Lessee:                                Trans World Airlines, Inc.

Address:                               515 North 6th Street, 18th Floor
                                       St. Louis, MO 63101

Facsimile:                             (314) 589-3267

Phone                                  (314) 589-3227

Other:                                 Bank of America Leasing and Capital Group

Address:                               CA57050403
                                       555 California St., 4th Floor
                                       San Francisco, CA 94104
                                       Attn: David Gebler

Facsimile:                             (415) 765-1817

Phone:                                 (415) 765-1824

                                                                      SCHEDULE B







                               TWA LEASE DOCUMENTS




Lease dated March 15, 1984 between  Trans World  Airlines,  Inc. and  DC-9T-III,
Inc.

Lease Supplement No. 1 dated March 22, 1984 between Trans World Airlines, Inc. and DC-9T-III, Inc.

Amendment Agreement dated December 15, 1986 between Trans World Airlines, Inc. and DC-9T-III, Inc.

Participation Agreement dated March 15, 1984 between Trans World Airlines, Inc. and DC-9T-III, Inc.

Assignment and Assumption Agreement dated August 16, 1988 between DC-9T-III, Inc. and Trust Company for USL, Inc.

Agreement of Assignment and Assumption dated March 31, 1988 between DC-9T-III, Inc. and Merdian Trust Company

Assignment and Assumption Agreement dated July 19, 1988 between Meridian Trust Company and DC-9T-III, Inc.

Resignation of Trustee; Appointment of Successor Trustee; Assignment and Assumption Agreement; and Amendment to Note Purchase Agreement and Security Agreement (N913TW) dated May 15, 1997 between the Taurus Trust Company, Inc. formerly known as Trust Company for USL, Inc., First Security Bank, National Association, Airlease Ltd and The Provident Bank

Note Purchase and Security Agreement dated January 29, 1997 between The Provident Bank and First Security Bank, National Association, formerly known as Trust Company for USL, Inc. and the Taurus Trust Company.

Trust Agreement

Letter Agreement dated April 1, 1991 between United States Airlease, Inc. and Trans World Airlines, Inc.

Letter Agreement dated March 23, 1995 between Trans World Airlines, Inc. and Trust Company for USL, Inc.

Letter Agreement dated March 23, 1995 between Trans World Airlines, Inc. and USL Capital Corporation

Estoppel Certificate dated January 1997 by Trans Word Airlines Inc. for benefit of Airlease Ltd., Taurus Trust Company (formerly Trust Company for USL, Inc.) and The Provident Bank

Agreement to Manufacture and Lease dated October 29, 1982 between Trans World Airlines and McDonnell Douglas Corporation

Letter Agreement dated March 15, 1984

Guaranty dated March 15, 1984 by UT Credit Corporation in favor of Trans World Airlines, Inc.

                                                                     APPENDIX  A







                                   DEFINITIONS


         "APPROVAL ORDER" means order of the Bankruptcy Court pursuant to sections 363 and 365 of the U.S. Bankruptcy Code, in substantially the form attached as Exhibit D to the Asset Purchase Agreement or otherwise in form and substance satisfactory to American.

         "CERTIFICATED AIR CARRIER" means a Citizen of the United States holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of Section 1110.

         "CITIZEN OF THE UNITED STATES" has the meaning specified for such term in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the U.S. enacted in substitution or replacement therefor.

         "COMMENCEMENT TIME" means the time on the Closing Date when (I) TWA, American and the Lessor Parties shall have executed and delivered the Assignment, Assumption and Amendment Agreement and (II) the closing under the Asset Purchase Agreement shall have occurred.

         "DEPARTMENT OF TRANSPORTATION" means the Department of Transportation of the U.S. and any successor governmental authority.

         "EVENT OF DEFAULT" means an event of default under this Agreement or any Substitute Transaction Document.

         "FAA" means the Federal Aviation Administration of the U.S. and any successor governmental authority.

         "LIEN" means any mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest or claim.

         "TWA TRUST AGREEMENT": the trust agreement listed in Schedule B hereto.

         "TWA LEASE DOCUMENTS" means all leases, mortgages, loan agreements, notes, indentures, trust agreements, participation agreements, purchase agreement assignments, security agreements, letter agreements and all other agreements with respect to the Aircraft, in each case, to which TWA is a party or by which TWA is bound or by which TWA's rights are affected, including, without limitation, the documents listed in Schedule B hereto but excluding any purchase agreement with a manufacturer of the Aircraft, the Engines or any Parts.

                                                                     APPENDIX  B






                               SCHEDULE OF TERMS



         References to (1) this "LEASE" shall mean the Assumption and Lease Agreement, together with all annexes, schedules and other attachments thereto,
(2) the "SUMMARY OF ECONOMIC TERMS" shall mean the Summary of Economic Terms attached as Appendix B-1, (3) the "RETURN CONDITIONS" shall mean the Return Conditions provisions of the Summary of Economic Terms, and (4) the Operative Documents shall mean this Lease, the TWA Trust Agreement, if any, and the TWA Purchase Agreement Assignment, if any. All other capitalized terms used but not defined in this Appendix B shall have the respective meanings ascribed in the Lease.


I.       TRANSACTION PARTIES AND SUBJECT MATTER

AIRCRAFT:         The Aircraft, Airframe, and Engines are specified in the
                  Summary of Economic Terms. Each Engine has 750 or more rated takeoff horsepower or the equivalent thereof.

LESSEE: American or a wholly-owned subsidiary of American, as provided in Section 1(a) of this Lease, and its respective successors and permitted assigns.

GUARANTOR:        In the event that a wholly-owned subsidiary of American is
                  Lessee, American, as guarantor under the American Guaranty.

LESSOR;
OWNER
PARTICIPANT:      As specified in Schedule A to this Lease.  The owner trustee of any owner trust and any successor owner trustee must be reasonably acceptable to Lessee.

AGREEMENT
TO LEASE:         Following the Commencement Time, subject to the satisfaction or waiver of the conditions set forth in Section 5 of the Assumption and Lease Agreement, Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the Aircraft for the Lease Term (as defined below).


II.      CERTAIN ECONOMIC TERMS

LEASE TERM:       Except as otherwise provided in this Lease, the Lease Term will commence at the Commencement Time and end on the Lease
                  Expiry Date that is specified in the Summary of Economic
                  Terms.

BASIC RENT:       On the 1st day of each calendar month during the Lease Term and on the Lease Expiry Date (each such date, a "LEASE PERIOD
                  DATE"), Lessee hereby agrees to pay to Lessor Basic Rent (at the monthly rate specified in the Summary of Economic Terms) in arrears for the Aircraft, provided that Basic Rent for any lease period less than one month shall be the pro rata portion of the Basic Rent rate specified in the Summary of Economic
                  Terms.

SUPPLEMENTAL
RENT: Lessee also agrees to pay to Lessor, or to whomsoever shall be entitled thereto, any and all amounts designated in this Lease as "SUPPLEMENTAL RENT" promptly as the same shall become due and owing. "SUPPLEMENTAL RENT" means all amounts, liabilities and obligations (other than Basic Rent) which Lessee assumes or agrees to pay hereunder to Lessor or others, including, without limitation, payments of Stipulated Loss Value, and the amount of any loss of principal realized as the result of any investments made pursuant to the section hereof entitled "Investment of Security Funds". In addition, Lessee will pay as Supplemental Rent on demand, an amount equal to 1% over the Prime Rate on any part of any installment of Basic Rent not paid when due for any period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded, as the case may be, for the period until the same shall be paid.

                  "PRIME RATE" means the rate of interest per annum announced by Citibank, N.A. at its principal office in New York as its "prime" or "base" rate from time to time; provided that if Citibank, N.A. shall no longer announce such a "prime" or "base" rate, the Prime Rate shall be the rate for 90-day directly placed commercial paper (or the midpoint in the range of such rate if more than one rate is published) as of the opening of business on the date in question (or the arithmetic average of such rates at the opening of business on each day during any period in question), as quoted in THE WALL STREET JOURNAL.

MANNER OF
PAYMENT: All Basic Rent and Supplemental Rent (collectively, "RENT") shall be payable to Lessor's account as specified to Lessee in writing, in Dollars in immediately available funds in such account not later than 1:00 p.m. (New York time), on the date designated for payment under this Lease.

                  If any Rent is due on a day that is not a Business Day, such Rent shall be paid on the next succeeding Business Day with the same force and effect as if paid on the scheduled date of payment, and no interest shall accrue on the amount of such payment from and after such scheduled date to the time of payment on such next succeeding Business Day.

STIPULATED
LOSS VALUES:      As specified in the Summary of Economic Terms.

                  "INDEPENDENT APPRAISA L" means an appraisal mutually agreed to by two nationally recognized independent aircraft appraisers, one of which appraisers shall be chosen by Lessor and one by Lessee, or, if such appraisers cannot agree on such appraisal, an appraisal arrived at by a third independent aircraft appraiser chosen by the mutual consent of such two appraisers, PROVIDED that, if either party shall fail to appoint an appraiser within 15 days after a written request to do so by the other party, or if such two appraisers cannot agree on such appraisal and fail to appoint a third appraiser within 20 days after the date of the appointment of the second of such appraisers, then either party may apply to the American Arbitration Association to make such appointment. In the event such third independent appraiser shall be chosen to provide such appraisal, unless the parties agree otherwise, such appraisal shall be required to be made within 20 days of such appointment. An Independent Appraisal of the fair market rental value or fair market sales value of the Aircraft shall mean an appraisal which assumes that the sale or lease transaction would be an arm's-length transaction between an informed and willing lessee or buyer, as the case may be, under no compulsion to lease or buy, as the case may be, and an informed and willing lessor or seller, as the case may be, under no compulsion to lease or sell, as the case may be, and assumes that the Aircraft is unencumbered by this Lease or any renewal or purchase option under this Lease and is in the condition required by this Lease; PROVIDED that an Independent Appraisal undertaken pursuant to Annex D shall value the Aircraft on an "as-is, where-is" basis. The fees and expenses of appraisers for an Independent Appraisal, whenever undertaken pursuant to this Lease, shall be borne equally by Lessor and Lessee and each shall separately bear any fees, costs and expenses of its respective attorneys and experts (other than the appraisers referred to above) incurred in connection with such Independent Appraisal, except that the costs of an Independent Appraisal undertaken pursuant to Annex D shall be for the account of Lessee.

END OF
LEASE TERM
PURCHASE
OPTIONS:          As specified in the Summary of Economic Terms.

RENEWAL
OPTIONS:          As specified in the Summary of Economic Terms.

VOLUNTARY
TERMINATION:      As specified in the Summary of Economic Terms.

RETURN
CONDITIONS:       Upon the expiration of the Lease Term, Lessee shall return the
                  Aircraft in compliance with the Return Conditions.


III.     OTHER LEASE TERMS AND CONDITIONS

LEASE TERM:       Except as otherwise provided in this Lease, the Lease Term will commence at the Commencement Time and end on the Lease
                  Expiry Date that is specified in the Summary of Economic
                  Terms.

REGISTRATION:     Lessor at all times must be a Citizen of the United States to permit registration of the Aircraft with the Federal Aviation
                  Administration of the United States (such agency or any successor governmental authority, the "FAA"). Owner
                  Participant, if any, at all times, must (I) be a Citizen of the United States or (II) qualify through a voting trust arrangement that is sufficient to permit registration of the Aircraft with the FAA (without regard to any provision of applicable law that permits FAA registration of an aircraft by limiting its location and usage). Lessor, and if Lessor is an owner trustee, Bank and Owner Participant, shall indemnify
                  American and Lessee (if Lessee is not American) for any costs and expenses arising from its respective failure to be a Citizen of the United States.

                  Lessee will cause the Aircraft to remain duly registered at the FAA in Lessor's name, as owner, except (A) as otherwise required by the provisions of 49 U.S. Code Subtitle VII (the "TRANSPORTATION CODE"), or (B) to the extent that such registration cannot be maintained because of the failure of Lessor or Owner Participant, if any, to comply with the citizenship or other eligibility requirements for registration of aircraft under the Transportation Code; provided that Lessor and Owner Participant, if any, will execute and deliver all such documents as Lessee reasonably requests for the purpose of continuing such registration. Lessee may re-register the Aircraft in certain other countries to the extent, if any, set forth in Annex A.

PERMITTED
LIENS: Lessee's only lien-lifting obligations with respect to the Aircraft are as follows:

                  Lessee will not permit any Lien on or with respect to the Airframe or any Engine, title thereto or any interest therein or in this Lease except: (i) the respective rights of Lessor, Owner Participant, if any, and Lessee as provided in this Lease; (ii) the rights of others under agreements or arrangements to the extent expressly permitted by this Lease;
                  (iii) Lessor's Liens (as defined in the Section captioned "QUIET ENJOYMENT; LIEN LIFTING"); (IV) Liens for Taxes either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Airframe or any Engine or interest therein; (v) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business securing obligations that either are not yet overdue for a period of more than 60 days or are being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Airframe or any Engine or interest therein; (vi) Liens (other than Tax liens) arising out of judgments or awards (A) for 60 days after the entry of such judgment or award (including any determination of an appeal or other judicial review), PROVIDED that during such 60-day period there is no material risk of the sale, forfeiture or loss of the Aircraft or any interest therein or
                  (B) during an appeal or other proceeding for review regarding such judgment or award with respect to which there has been secured a stay of execution pending such appeal or proceeding for review; (vii) salvage or similar rights of insurers under insurance policies maintained pursuant to this Lease; (viii) for a period of 365 days after the Commencement Time, any Lien arising out of, resulting from or relating to any act or omission of TWA at any time, or any act, claim, event, circumstance or condition existing, accruing, arising or occurring at any time at or prior to the Commencement Time, or any TWA Liability, PROVIDED that there is no material risk of the sale, forfeiture or loss of the Airframe or any Engine or interest therein; and (ix) the respective rights of the financing parties under any financing arrangements entered into by Lessor with respect to the Aircraft at any time.

                  "LIEN" means any mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest or claim.

                  "TWA LIABILITY" means any liability, obligation or indebtedness of TWA with respect to the Aircraft, Airframe or Engines, or otherwise, whether primary or secondary, direct or indirect, including without limitation any and all liabilities and obligations of TWA resulting from, caused by or arising out of, directly or indirectly, any act or omission of TWA, the conduct of its business or ownership or lease of any of its properties or assets (including the Aircraft) or any properties or assets used by TWA at any time, including without limitation such of the foregoing as constitute, may constitute or are alleged to constitute a tort, breach of contract or violation of requirements of any law.

MAINTENANCE:      Lessee's maintenance obligations with respect to the Aircraft,
                  Airframe and Engines will be solely as follows:

                  At the Commencement Time, Lessee will take possession of the Aircraft, "as-is, where-is and with all faults" and will have no responsibility or liability for placing the Aircraft and its records in the condition, status or repair required by TWA's existing lease documents. However, following the Commencement Time, Lessee will maintain, service, repair, overhaul and test the Aircraft in accordance with a maintenance program for aircraft of such make and model (the "MAINTENANCE PROGRAM") approved by the FAA or, if the Aircraft is then registered in another country, the central civil aviation authority of such country, and in the same manner and with the same care used by Lessee with respect to comparable aircraft and engines owned or operated by Lessee and utilized in similar circumstances, so as to keep the Aircraft in as good operating condition as when delivered to Lessee at the Commencement Time, ordinary wear and tear excepted, and in such condition as may be necessary to enable the airworthiness certificate to be maintained in good standing at all times (other than during temporary periods of storage in accordance with applicable regulations or during periods of grounding by applicable governmental authorities, except where such periods of grounding are the result of Lessee's failure to maintain the Aircraft as otherwise required by this Lease) under the Transportation Code or the applicable laws of any other jurisdiction in which the Aircraft may then be registered.

                  Subject to the provisions of the Summary of Economic Terms, Lessee will comply with all mandatory airworthiness directives issued by the FAA which require compliance no later than the last day of the Lease Term, but shall not be required to comply with any manufacturer service bulletins.

                  Lessee will promptly furnish to Lessor such information as may be required to enable Lessor to file any reports, returns or statements required to be filed by Lessor with any governmental authority because of Lessor's interest in the Aircraft.

                  Following the Commencement Time, Lessee will maintain all records, logs and other materials required by the appropriate authorities in the jurisdiction where the Aircraft is registered to be maintained by Lessee in respect of the Aircraft.

                  Notwithstanding anything to the contrary contained in this Lease, Lessee shall maintain any aircraft engine which is not an Engine, but which is installed on the Airframe, in accordance with this Section.

OPERATION:        Lessee's maintenance, operation and use of the Aircraft will be subject only to the following operational restrictions:

                  The Aircraft will not be maintained, used or operated in violation of any law or any regulation or order of any government or governmental authority having jurisdiction in any country in which the Aircraft is flown, or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such authority; PROVIDED that Lessee may in good faith contest the validity or application of any such law, regulation or order in any reasonable manner which does not materially adversely affect Lessor; and PROVIDED, FURTHER, that Lessee will not be in default under this sentence if it is not possible for Lessee to comply with the laws of a jurisdiction other than the U.S. (or other than any jurisdiction in which the Aircraft is then registered) because of a conflict with the applicable laws of the U.S. (or such jurisdiction in which the Aircraft is then registered), in which event Lessee will use its reasonable best efforts to cause the Aircraft to be removed, as soon as practicable, from the jurisdiction other than the U.S. (or other than the jurisdiction in which the Aircraft is then registered) creating the conflict or to take such other reasonable action (including, if necessary, changing the registration of the Aircraft unless the Aircraft is then registered in the U.S.), as soon as practicable, as may be necessary to avoid the conflict.

                  Lessee or any permitted sublessee may operate the Aircraft in any geographical area, except (A) in any area excluded from coverage by any insurance required by the terms of this Lease, except in the case of a requisition for use by the U.S. government where Lessee obtains indemnity in lieu of such insurance from the U.S. government against the risks and in the amounts required by this Lease covering such area, or (B) in any war zone or recognized or, in Lessee's reasonable judgment, threatened area of hostilities unless covered by war risk insurance or unless the Aircraft is operated by or used under contract with the U.S. government under which contract the U.S. government assumes liability for any damage, loss or destruction or failure to return possession of the Aircraft at the end of the term of such contract and for injury to persons or damage to property of others.

POSSESSION:       Lessee's rights to deliver, transfer or relinquish possession of the Aircraft, Airframe or any Engine, or to install any Engine on any airframe other than the Airframe, are specified in Annex A.

INSIGNIA:         As soon as practicable after the Commencement Time, Lessee shall affix and thereafter maintain in the cockpit of the Airframe and (if not prevented by applicable law or regulations or by any governmental authority) on each Engine a metal nameplate bearing the following legible inscription:
                  "TITLE TO THIS AIRCRAFT/ENGINE IS HELD BY [NAME OF LESSOR],
                  LESSOR WHICH HAS LEASED THIS AIRCRAFT/ENGINE TO [AMERICAN
                  AIRLINES, INC.][NAME OF LESSEE]."

REPLACEMENT
OF PARTS:         Lessee, at its own cost and expense, will promptly replace or cause to be replaced all Parts which may from time to time be incorporated or installed in or attached to the Airframe or any Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in the Section captioned "ALTERATIONS AND MODIFICATIONS". In addition, Lessee may, at its own cost and expense, remove or cause to be removed in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; PROVIDED that Lessee, exc ept as otherwise provided in the Section captioned "ALTERATIONS AND MODIFICATIONS", will, at its own cost and expense, replace or cause to be replaced such Parts as promptly as practicable. All replacement parts shall be free and clear of all Liens (except for Permitted Liens), and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. Title to all Parts at any time removed from the Airframe or any Engine shall remain vested in Lessor, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to the Airframe or any Engine and which meet the requirements for replacement parts specified above. Immediately upon any replacement part becoming incorporated or installed in or attached to the Airframe or any Engine as above provided, without further act,
                  (I) title to the replaced Part shall thereupon vest in Lessee, free and clear of all right, title and interest of Lessor and of Lessor's Liens, and shall no longer be deemed a Part under this Lease, (II) title to such replacement part shall thereupon vest in Lessor free and clear of all Liens (except
                  Permitted Liens) and (III) such replacement part shall become subject to this Lease and be deemed part of the Airframe or such Engine for all purposes to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine.

                  "PARTS" means all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than (I) complete Engines or engines, (II) any items leased by Lessee from a third party (other than items leased under this Lease by Lessee from Lessor), (III) cargo containers and (IV) any Passenger Convenience Equipment (as defined in the Section captioned "ALTERATIONS AND MODIFICATIONS")) that at any time of determination are incorporated or installed in or attached to the Airframe or any Engine or the title to which remains vested in Lessor in accordance with this Section.

PART POOLING:     Any Part removed from the Airframe or an Engine as provided in the Section captioned "REPLACEMENT OF PARTS" may be subjected by Lessee or a Person permitted to be in possession of the Aircraft to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of Lessee's or such other Person's business; provided that the part replacing such removed Part shall be incorporated or installed in or attached to the Airframe or such Engine in accordance with the Section captioned "REPLACEMENT OF PARTS" as promptly as practicable after the removal of such removed
                  Part. In addition, any replacement Part when incorporated or installed in or attached to the Airframe or an Engine in accordance with the Section captioned "REPLACEMENT OF PARTS" may be owned by a third party subject to such a normal pooling arrangement; provided that Lessee, at its expense, as promptly thereafter as practicable, either (i) causes title to such replacement Part to vest in Lessor in accordance with the Section captioned "REPLACEMENT OF PARTS" by Lessee acquiring title thereto for the benefit of, and transferring such title to, Lessor free and clear of all Liens (other than Permitted
                  Liens), or (ii) replaces or causes to be replaced such replacement Part by incorporating or installing in or attaching to the Airframe or such Engine a further replacement
                  Part owned by Lessee free and clear of all Liens (other than Permitted Liens) and by causing title to such further replacement part to vest in Lessor in accordance with the Section captioned "REPLACEMENT OF PARTS".

ALTERATIONS AND
MODIFICATIONS:    Lessee's rights and obligations with respect to alterations and maintenance of the Aircraft, the Airframe, any Engine or any Part will be solely as follows:

                  Lessee will make such alterations and modifications in and additions to the Airframe and the Engines as may be required from time to time to meet the applicable standards of any applicable regulatory agency or body of the jurisdiction in which the Aircraft is then registered; provided that Lessee may in good faith contest the validity or application of any such standard in any reasonable manner which does not materially adversely affect Lessor.

                  In addition, Lessee may from time to time make such alterations and modifications in and additions to the Airframe or any Engine as Lessee may deem desirable in the proper conduct of its business, including, without limitation, removal of Parts which Lessee deems to be obsolete or no longer suitable or appropriate for use on the Airframe or such Engine (such Parts, "OBSOLETE PARTS"); PROVIDED that no such alteration, modification, addition or removal materially diminishes the value or utility of the Airframe or such Engine, or impairs its condition or airworthiness, below the value, utility, condition and airworthiness thereof immediately prior to such alteration, modification, addition or removal, assuming the Airframe or such Engine was then of the value and utility and in the condition and airworthiness required to be maintained by the terms of this Lease, except that the value (but not the utility, condition or airworthiness) of the Aircraft may be reduced by the value of the Obsolete Parts which have been removed, if the aggregate value of all such Obsolete Parts removed and not replaced does not exceed the value specified in the Summary of Economic Terms. Title to all parts incorporated or installed in or attached or added to the Airframe or any Engine as the result of such alteration, modification or addition will, without further act, vest in Lessor. Lessor will not be required under any circumstances to pay or compensate Lessee for any such alteration, modification or addition. Notwithstanding the foregoing, Lessee may at any time remove any Part; PROVIDED that (i) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Airframe or such Engine at the time of delivery thereof under this Lease or any Part in replacement of, or substitution for, any such Part, (ii) such
                  Part is not required to be incorporated or installed in or attached or added to such Airframe or Engine pursuant to the second paragraph of this Section and (iii) such Part can be removed from the Airframe or such Engine without materially diminishing or impairing its value, utility, condition or airworthiness required to be maintained by the terms of this Lease which the Airframe or such Engine would have had at such time had such removal not occurred. Upon the removal of any Part as provided in the immediately preceding sentence or the removal of any Obsolete Part permitted by this Section, title thereto will, without further act, vest in Lessee, free and clear of all right, title and interest of

                  Lessor and of Lessor's Liens, and such Part will no longer be deemed part of the Airframe or Engine from which it was removed.

                  Lessee may install in the Airframe severable telecommunications or other electronic equipment for individual use by Aircraft passengers ("PASSENGER CONVENIENCE EQUIPMENT") that are (1) owned by Lessee or American (if Lessee is not American), (2) owned by another Person and leased to Lessee, (3) sold to Lessee by another Person subject to conditional sale contract or other retained security interest, (4) leased to Lessee pursuant to a lease which is subject to a security interest in favor of another Person or
                  (5) owned by another Person and installed on the Aircraft subject to a license arrangement with Lessee, and in any such case, Lessor will not acquire or claim any right, title or interest in any such Passenger Convenience Equipment solely as a result of its installation on the Airframe.

EVENT OF LOSS:    On a date (the "LOSS PAYMENT DATE") within 120 days after the occurrence of an Event of Loss with respect to the Aircraft, Lessee shall pay to Lessor Stipulated Loss Value and all other
                  Supplemental Rent then due and owing to Lessor and Owner
                  Participant, if any.

                  "STIPULATED LOSS VALUE" with respect to the Aircraft means the amount set forth in the Summary of Economic Terms opposite the Stipulated Loss Value Determination Date next preceding the applicable Loss Payment Date (or, if such Loss Payment Date occurs on a Stipulated Loss Value Determination Date, the amount opposite such Stipulated Loss Value Determination Date) plus interest at the Prime Rate for the period from and including such Stipulated Loss Value Determination Date to but excluding such Loss Payment Date.

                  Upon making the payment in the first paragraph of this Section, (1) this Lease, Lessee's obligation to pay Basic Rent on any Lease Period Date occurring subsequent to the Stipulated Loss Value Determination Date (it being agreed that Lessee shall pay any Basic Rent due and owing on the Stipulated Loss Value Determination Date if the Stipulated Loss Value Determination Date is a Loss Payment Date), and Lessee's obligation to pay Supplemental Rent (other than payments of Supplemental Rent for indemnities surviving pursuant to Annex E or Annex F or to be made by Lessee in respect of liabilities and obligations of Lessee which have accrued but not been paid or which are in dispute as of the date of such payment) shall terminate, and (2) Lessor shall
                  (x) transfer to Lessee, without recourse or warranty (except as to the absence of Lessor's Liens), all of Lessor's right, title and interest in and to the Airframe and Engines (if any) with respect to which such Event of Loss occurred free and clear of all right, title and interest of Lessor and any Affiliate thereof and of Lessor's Liens, as well as all of Lessor's right, title and interest in and to any Engines constituting part of the Aircraft but not installed thereon when such Event of Loss occurred, free and clear of all right, title and interest of Lessor and any Affiliate thereof and of Lessor's Liens, all in as-is where-is condition, and shall, at Lessee's expense, execute and deliver such bills of sale and other documents and instruments as Lessee shall reasonably request to evidence (on the public record or otherwise) such transfer and the vesting of all such right, title and interest in and to the Aircraft in Lessee, free and clear of all right, title and interest of Lessor and any Affiliate thereof and of Lessor's Liens; and (y) assign to or as directed by Lessee all claims against third Persons relating to such Airframe and Engines arising from the Event of Loss.

REQUISITIONS:     Any payments (other than insurance proceeds the application of which is provided for in Annex C) received at any time by Lessor or by Lessee from any governmental authority or other
                  Person with respect to an Event of Loss to the Airframe or any Engine will be applied as follows: (1) if such payments are received with respect to the Airframe or the Airframe and the Engines or engines installed on the Airframe, such payments shall, after reimbursement of Lessor for costs and expenses, be applied (A) in reduction of Lessee's obligation to pay the Stipulated Loss Value required to be paid by Lessee pursuant to the Section captioned "EVENT OF LOSS" if not already paid by Lessee or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of Stipulated Loss Value, and (B) the balance, if any, of such payment remaining thereafter will be apportioned between Lessee and Lessor as their interests may appear; and (2) if such payments are received with respect to an Engine as to which an Event of Loss has occurred or is deemed to have occurred, such payments shall be paid over to, or retained by, Lessee; PROVIDED that Lessee shall have fully performed the terms of the Section captioned "REPLACEMENT
                  ENGINES" with respect to the Event of Loss for which such payments are made.

                  In the event of the requisition for use by the U.S. government (including any agency or instrumentality thereof), including, without limitation, pursuant to the CRAF Program, of the Airframe and the Engines or engines installed thereon during the Lease Term not constituting an Event of Loss, Lessee shall promptly notify Lessor of such requisition and all of Lessee's obligations under this Lease with respect to the Aircraft shall (to the extent feasible with respect to obligations other than payment obligations) continue to the same extent as if such requisition had not occurred.

                  All payments received by Lessor or Lessee from the U.S. government for the use of such Airframe and Engines or engines during the Lease Term shall be paid over to, or retained by, Lessee; and all payments received by Lessor or Lessee from the U.S. government for the use of such Airframe and Engines or engines after the Lease Term shall be paid over to, or retained by, Lessor; PROVIDED that if such requisition constitutes an Event of Loss, then all such payments shall be applied as provided in the first paragraph of this Section.

                  In the event of the requisition for use by the U.S. government (including for this purpose any agency or instrumentality thereof) of any Engine (but not the Airframe) during the Lease Term not constituting an Event of Loss, Lessee will replace such Engine under this Lease by substituting another engine for such Engine in accordance with the terms of the Section captioned "REPLACEMENT ENGINES" to the same extent as if an Event of Loss had occurred with respect to such Engine, and any payments received by Lessor or Lessee from the U.S. government with respect to such requisition shall be paid over to, or retained by, Lessee.

                  Any amount referred to in this Section which is payable to Lessee shall not be paid to Lessee, or, if it has been previously paid directly to Lessee, shall not be retained by Lessee, if at the time of such payment an Event of Default or Specified Default shall have occurred and be continuing, but shall be paid to and held by Lessor pursuant to the Section captioned "INVESTMENT OF SECURITY FUNDS" as security for the obligations of Lessee under the Lease, and at such time as there shall not be continuing any such Event of Default or Specified Default such amount shall be paid to Lessee; PROVIDED, that if any such amount has been so held by Lessor as security for more than 90 days, during which period (i) Lessor shall not have been limited by operation of law or otherwis e from exercising remedies and (ii) Lessor shall not have commenced to exercise any remedy available to it under Annex D, then such amount shall be paid to Lessee to the extent not applied as provided above.

REPLACEMENT
ENGINES: Upon the occurrence of an Event of Loss with respect to an Engine, Lessee shall replace such Engine. In addition, Lessee may at any time substitute an engine for any leased Engine. The engine (the "REPLACEMENT ENGINE") replacing the replaced or substituted Engine will be of the same make and model as the replaced or substituted Engine or will be an engine of the same or another manufacturer of a comparable or improved model which is suitable for installation and use on the Airframe and will have value and utility at least equal to (but in any event without regard to the number of hours or cycles) the Engine so replaced or substituted (assuming that such Engine was of the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss). In addition, such Engine replacement or substitution will be subject only to the following conditions: Lessee will (A) furnish Lessor with a warranty (as to title) bill of sale (which warranty will except Permitted Liens) with respect to such Replacement Engine, (B) cause a Lease Supplement, subjecting such Replacement Engine to this Lease, to be delivered to Lessor for execution to be filed for recordation pursuant to the Transportation Code, or, if necessary, pursuant to the applicable laws of such jurisdiction other than the U.S. in which the Aircraft is registered and (C) furnish Lessor with such evidence of compliance with the insurance provisions of this Lease with respect to such Replacement Engine as Lessor may reasonably request.

                  If Lessor is an owner trustee, Owner Participant hereby authorizes and directs Owner Trustee to, and Owner Trustee hereby agrees that it will, take such actions reasonably requested by Lessee to subject a Replacement Engine to this Lease; provided that such Engine replacement complies with the paragraph above.

INSURANCE:        Lessee will maintain liability and hull insurance with respect to the Aircraft as set forth in Annex C.

INSPECTION:       At all reasonable times during the Lease Term, but upon at least 15 days' prior notice to Lessee, Lessor and Owner
                  Participant, if any, or their authorized representatives may at their own expense and risk (including, without limitation, any risk of personal injury) conduct a visual walk-around inspection of the Aircraft and any Engine that may include going on board the Aircraft and examining the contents of any open panels, bays or other components of the Aircraft (but shall not include the opening of any unopened panels, bays or other components) and may inspect the books and records of Lessee relating thereto; PROVIDED that (i) Lessor, Owner
                  Participant, if any, or their authorized representatives, as the case may be, shall provide, prior to conducting any such inspection, assurances reasonably satisfactory to Lessee that it is fully insured with respect to any risks incurred in connection with any such inspection; (ii) any such inspection shall be subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and to the requirements of any applicable law; and (iii) in the case of an inspection during a maintenance visit, such inspection shall not in any respect interfere with the normal conduct of such maintenance visit or extend the time required for such maintenance visit.

                  All information obtained in connection with any such inspection shall be Confidential Information and shall be held by Lessor and Owner Participant, if any, in accordance with
                  Section 9 of this Lease.

EVENTS OF
DEFAULT: There will be no cross-collateralization, cross-acceleration or cross-default provisions. The Events of Default and remedies available to Lessor under this Lease are specified in Annex D. There will be no Default or Event of Default for any act or omission of TWA at any time or for any act, claim, event, circumstance or condition existing, accruing, arising or occurring at any time at or prior to the Commencement Time or for any TWA Liability.

INVESTMENT OF
SECURITY
FUNDS: Any moneys held by Lessor or required to be paid to or retained by Lessor which are not required to be paid to Lessee pursuant to the last paragraph of the Section captioned "REQUISITIONS" or Annex C solely because an Event of Default or Specified Default shall have occurred, or which are required to be paid to Lessee pursuant to the Section captioned "REQUISITIONS" or Annex C or after completion of a replacement to be made pursuant to "REPLACEMENT ENGINES" shall, until paid to Lessee, be invested in Permitted Investments by Lessor from time to time as directed in writing by Lessee. There shall, so long as no Event of Default or Specified Default shall have occurred and be continuing, be promptly remitted to Lessee any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment), and Lessee will promptly pay to Lessor, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment).

                  "SPECIFIED DEFAULT" means an event that with the giving of notice or the lapse of time or both would constitute an Event of Default under clause (A), (G), (H) (I) or (J) of Annex D.

                  "PERMITTED INVESTMENT" means each of: (i) direct obligations of the U.S., and agencies thereof; (ii) obligations fully guaranteed by the U.S.; (iii) certificates of deposit issued by, or bankers' acceptances of, or time deposits with, any bank, trust company or national banking association incorporated or doing business under the laws of the U.S. or one of the states thereof having combined capital and surplus and retained earnings of at least $100,000,000, and having a rating of A, its equivalent or better by Moody's Investors Service, Inc. ("MOODY'S") or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") (or if neither such organization shall rate such institution at any time, by any nationally recognized rating organization in the United States); (iv) commercial paper of any holding company of a bank, trust company or national banking association described in CLAUSE (iii); (v) bearer note deposits with, or certificates of deposit issued by, or promissory notes of, any subsidiary incorporated under the laws of Canada (or any province thereof) of any bank, trust company or national banking association described in CLAUSES
                  (iii), (viii) or (ix); (vi) commercial paper of companies having a rating assigned to such commercial paper by Moody's or S&P (or, if neither such organization shall rate such commercial paper at any time, by any nationally recognized rating organization in the United States) equal to either of the two highest ratings assigned by such organization; (vii) U.S. dollar-denominated certificates of deposit issued by, or time deposits with, the European subsidiaries of (A) any bank, trust company or national banking association described in CLAUSE (iii) or (B) any other bank described in CLAUSE (viii) or (ix); (viii) U.S.-issued Yankee certificates of deposit issued by, or bankers' acceptances of, or commercial paper issued by, any bank having combined capital and surplus and retained earnings of at least $100,000,000 and headquartered in Canada, Japan, the United Kingdom, France, Germany, Switzerland or The Netherlands; (ix) U.S. dollar-denominated time deposits with any Canadian bank having a combined capital and surplus and retained earnings of at least $100,000,000 and having a rating of A, its equivalent or better by Moody's or S&P (or, if neither such organization shall rate such institution at any time, by any nationally recognized rating organization in the United States); (x) Canadian Treasury Bills fully hedged to U.S. dollars; and (xi) repurchase agreements with any financial institution having combined capital and surplus and retained earnings of at least $100,000,000 collateralized by transfer of possession of any of the obligations described in CLAUSES (i) through (x) above.

INDEMNITY:        Lessee will indemnify Lessor and Owner Participant, if any,for
                  Claims and Taxes arising out of Lessee's possession, use and operation of the Aircraft following the Commencement Time, solely as provided in Annex E and Annex F. There will be no indemnity for loss of tax benefits.

QUIET ENJOYMENT;
LIEN LIFTING:     Except as expressly permitted by this Lease following an Event of Default, none of Lessor, Owner Participant, if any, or any Person claiming through or under Lessor or Owner Participant will take or cause to be taken any action inconsistent with Lessee's right to quiet enjoyment of, or otherwise interrupt or interfere in any way with Lessee's continuing possession, use or operation of, the Aircraft, Airframe, or any Engine by Lessee or any sublessee, assignee or transfer under any sublease, assignment or transfer then in effect and permitted by this Lease.

                  Each of Lessor and if Lessor is an owner trustee, Bank and Owner Participant, if any, will promptly, at its own expense, discharge any Lessor's Lien attributable to it with respect to the Airframe or any Engine, or any interest therein or in this Lease, and will indemnify Lessee from and against any cost or expense resulting from the failure by Lessor, Bank or Owner Participant, as the case may be, to discharge such Lessor's Lien.

                  Lessee's obligation to pay Rent will be absolute and unconditional and will not be affected by any circumstance; PROVIDED Lessee shall not be required to pay Rent, and no Rent shall accrue, during any period during which Lessee has been deprived of possession of the Aircraft resulting from any failure of Lessor or Owner Participant, if any, to comply with its obligations in the preceding two paragraphs.

                  "LESSOR'S LIENS" means any Lien on or relating to or affecting the Aircraft, the Engines or any part thereof arising as a result of (1) Claims against or affecting Lessor or Owner Participant, as applicable, not related to the ownership of the Aircraft or the transactions contemplated by this Lease;
                  (2) acts or omissions of Lessor or Owner Participant, as applicable, not related to the transactions contemplated by this Lease or any other agreement entered into with the written consent of Lessee in connection therewith or not expressly provided for under the terms of this Lease or any such agreement; (3) Taxes or Claims imposed against Lessor or Owner Participant, as applicable, which are not indemnified against by Lessee pursuant to this Lease; or (4) claims against Lessor or Owner Participant, as applicable, arising out of the voluntary transfer (other than pursuant to certain voluntary transfers permitted by this Lease) by Lessor of its interest in the Aircraft or this Lease including, without limitation, by means of granting a security interest therein.

OWNER PARTICIPANT
TRANSFER; ASSIGNMENT;
RESTRUCTURING:    Lessor or Owner Participant, if any, may transfer its interest to a transferee corporation, provided that (A) the transferee satisfies the requirements for FAA registration eligibility described in the Section captioned "REGISTRATION" and has (or has its obligations guaranteed, pursuant to a guaranty agreement satisfactory to Lessee, by a parent that has) a tangible net worth of at least $50,000,000; provided that if the tangible net worth of the proposed transferee or its parent, as the case may be, is less than $50,000,000, such transfer shall require Lessee's consent, such consent not to be unreasonably withheld; (B) such transferee is not an airline or other commercial operator of aircraft or any affiliate of any thereof; (C) the transfer does not violate the Securities Act of 1933 (the "SECURITIES ACT") or any other law, as the case may be, or require registration under the Securities Act; (D) the transferee assumes all obligations of Lessor or Owner Participant, as the case may be, and the risk of adverse consequences to any party to this Lease pursuant to an agreement reasonably satisfactory to Lessee; and (E) Lessor or Owner Participant, as the case may be, pays all reasonable expenses of the other parties to this Lease in connection with such transfer. If Lessor is an owner trustee, Lessor will not transfer or assign its right, title and interest in the Aircraft or this Lease without Lessee's consent, such consent not to be unreasonably withheld.

                  Lessor will be permitted to grant a security interest in this Lease or "back-leverage" the transaction to a third party, PROVIDED that (1) no such transaction will require any participation by Lessee or American (if Lessee is not American), (2) such third party agrees to preserve Lessee's quiet enjoyment of the Aircraft, (3) Lessor or Owner Participant, as the case may be, pays all reasonable expenses of the other parties to this Lease in connection with such grant or "back-leveraging", (4) such grant or "back-leveraging" does not violate the Securities Act or any other law, as the case may be, or require registration under the Securities Act or, without Lessee's consent (such consent not to be unreasonably withheld), involve a Rule 144A/Reg S or other capital markets transaction, (5) at Lessor's request and with Lessee's consent (such consent not to be unreasonably withheld), Lessor's lenders shall be added as additional insureds under the aircraft liability policies and as indemnities under the general (but not the general tax) indemnity, and (6) none of the obligations, liabilities and risks of Lessee in the use and operation of the Aircraft or under or in respect of this Lease shall be increased, and none of Lessee's rights and benefits in respect thereof shall be diminished, as a result of any such grant or "back-leveraging", and Lessor or Owner Participant, as the case may be, agrees to indemnify Lessee and American (if Lessee is not American) for any such adverse consequences resulting from such grant or "back-leveraging".

                  Except as described in the preceding paragraph, Lessor will have no other rights to restructure or refinance the transaction, including without limitation to include a "head-lease" structure, without Lessee's consent, such consent not to be unreasonably withheld.

NO FINANCIAL
COVENANTS OR
GUARANTY; MERGER
COVENANT:         There will be no financial, negative-pledge or "event risk"
                  covenants of any kind and no guaranty of the obligations of Lessee or American (if Lessee is not American) by any Person, except in the event that Lessee is a wholly owned subsidiary of American, Lessee's obligations under this Lease will be guaranteed by American pursuant to the American Guaranty as described in Section 4(b) of this Lease.

                  Except as described in the preceding sentence, each of Lessee and American hereby agrees that it will not consolidate with or merge into any other corporation, or convey, transfer or lease all or substantially all of its assets as an entirety to any Person, unless:

                  (1) the Person formed by such consolidation or into which
                      Lessee or American, as the case may be, is merged or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of Lessee or American, as the case may be, as an entirety (the "SUCCESSOR"):

                           (a) in the case of a Successor of Lessee, shall, (A)
                               if and to the extent required under Section 1110 of the U.S. Bankruptcy Code in order that Lessor continue to be entitled to any benefits of
                               Section 1110 with respect to the Aircraft, be a Citizen of the United States and a Certificated Air Carrier, and (B) shall execute and deliver to Lessor an agreement in form reasonably satisfactory to Lessor containing an assumption by such Successor of the due and punctual performance and observance of each covenant and condition of this Lease to be performed or observed by Lessee; or

                           (b) in the case of a Successor of American (unless
                               American is the Lessee), shall execute and deliver to Lessor an agreement in form reasonably satisfactory to Lessor containing an assumption by such Successor of the due and punctual performance and observance of each covenant and condition of the American Guaranty to be performed or observed by Lessee; and

                  (2) except in the case of a Lessee consolidation with or
                      merger into, or conveyance, transfer or lease of all or substantially all of its assets as an entirety to American, immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing; and

                  (3) Lessee or American, as the case may be, shall have
                      delivered to Lessor an officer's certificate and an opinion of counsel (which may be American's general counsel), each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement described in clause (1) above comply with these requirements and that all conditions precedent provided for in this Lease relating to such transaction have been complied with (except that such opinion need not cover the matters referred to in clause (2) above and may rely, as to factual matters, on an officer's certificate of Lessee or American, as the case may be) and, in the case of such opinion, that such assumption agreement has been duly authorized, executed and delivered by the Successor, constitutes its legal, valid and binding obligation and is enforceable against such Successor in accordance with its terms , except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity.

                  Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of Lessee or American, as the case may be, as an entirety in accordance with the requirements above, the Successor will succeed to, be substituted for, and may exercise every right and power of, and will assume every obligation and liability of, Lessee under this Lease or American under the American Guaranty, as the case may be. No such conveyance, transfer or lease of all or substantially all of the assets of Lessee or American will have the effect of releasing Lessee, American or any Successor which shall theretofore have become such in the manner prescribed above from its liability under this Lease or the American Guaranty, as the case may be.

FINANCIAL
INFORMATION:      American agrees to furnish Lessor and Owner Participant, if any (A) within 60 days after the end of each of the first three quarterly periods in each fiscal year of American, either (x) a consolidated balance sheet of American and its consolidated subsidiaries prepared by it as of the close of such period, together with the related consolidated statements of income for such period, or (y) a report of American on Form
                  10-Q in respect of such period in the form filed with the Securities and Exchange Commission; (B) within 120 days after the close of each fiscal year of American, either (x) a consolidated balance sheet of American and its consolidated subsidiaries as of the close of such fiscal year, together with the related consolidated statements of income for such fiscal year, as certified by independent public accountants, or (y) a report of American on Form 10-K in respect of such year in the form filed with the Securities and Exchange
                  Commission; (C) within 120 days after the close of each fiscal year of American a certificate of American signed by a responsible officer of American, to the effect that the signer has reviewed the relevant terms of this Lease and has made, or caused to be made under his or her supervision, a review of the transactions and condition of Lessee during the accounting period covered by the financial statements referred to in (B), and that such review has not disclosed the existence during such accounting period, nor does the signer have knowledge of the existence as of the date of such certificate, of any Event of Default or, if any such Event of Default exists or existed, specifying the nature and period of existence thereof and what action Lessee has taken or is taking or proposes to take with respect thereto; and (D) such other non-confidential information readily available to American without undue expense as Lessor shall reasonably request.

                  The items required to be furnished pursuant to (A) and (B) above shall be deemed to have been furnished on the date on which such item is posted on the SEC's website at www.sec.gov, and such posting shall be deemed to satisfy the requirements of (A) and (B); PROVIDED, that American shall deliver a paper copy of any item referred to in (A) or (B) above if Lessor so requests.

SECTION 1110: There are no assurances that Lessor or Owner Participant, if any, will be entitled to the benefits of Section 1110, and Lessee shall have no obligations of any kind with respect to the preservation of Section 1110 benefits for Lessor or Owner Participant, if any, except as may be expressly provided in this Lease. Lessee shall, for as long as and to the extent required under Section 1110 in order that Lessor be entitled to the benefits of Section 1110 with respect to the Aircraft (if any), remain a Certificated Air Carrier.

LESSOR RIGHT
TO PERFORM
FOR LESSEE:       If Lessee fails to make any payment of Rent required to be made by it under this Lease or fails to perform or comply with any of its agreements contained in this Lease and such failure can be cured with the payment of money, Lessor may, on behalf of Lessee and upon prior notice to Lessee, itself make such payment. The amount of any such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment shall be deemed Supplemental Rent immediately due and payable as of and when such payment is made by Lessor.

LESSOR
DISCLAIMER:       NONE OF LESSOR, BANK OR OWNER PARTICIPANT (IN EACH CASE, IN
                  ITS CAPACITY AS SUCH) MAKES OR SHALL BE DEEMED TO HAVE MADE IN
                  THIS APPENDIX B ANY REPRESENTATION OR WARRANTY, EXPRESS OR
                  IMPLIED, AS TO THE AIRWORTHINESS, VALUE, CONDITION,
                  WORKMANSHIP, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR
                  USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY ENGINE, AS
                  TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT
                  DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY
                  PATENT, TRADEMARK OR COPYRIGHT, OR AS TO THE ABSENCE OF
                  OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER
                  REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED,
                  WITH RESPECT TO THE AIRCRAFT OR ANY ENGINE OR ANY PART
                  THEREOF.

                  The disclaimer above shall not be construed as a waiver of any warranty or other claim against any manufacturer, supplier, dealer, contractor, subcontractor or other Person.

CONCERNING
LESSOR: If Lessor is an owner trustee, the Owner Trustee is entering into this Lease solely in its capacity as Owner Trustee under the TWA Trust Agreement and not in its individual capacity (except as expressly stated in this Lease) and in no case shall Owner Trustee (or any entity acting as successor Owner Trustee under the TWA Trust Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Lessor under this Lease; PROVIDED, HOWEVER, that Owner Trustee (or any such successor Owner Trustee) shall be personally liable under this Lease for its own gross negligence or willful misconduct or for its breach of its covenants, representations and warranties contained in this Lease, to the extent covenanted or made in its individual capacity.

REVOCATION  OF
TRUST;  SUCCESSOR
OWNER
TRUSTEE: If Lessor is an owner trustee, Owner Participant agrees not to amend, terminate or revoke the trust created by the TWA Trust Agreement without the prior written consent of Lessee and, which consent shall not be unreasonably withheld. Owner Participant further agrees not to remove the institution acting as Owner Trustee, and not to replace the institution acting as Owner Trustee in the event that such institution resigns as Owner Trustee, unless Owner Participant shall have consulted in good faith with Lessee prior to such removal or replacement as to the identity, location and fee schedules of the proposed successor trustee.

EXPENSES:         Each party will be responsible for its own costs and expenses incurred in connection with the negotiation and documentation of the transaction contemplated by this Lease, including the fees and disbursements of its counsel. Lessee agrees to pay the fees and expenses of Crowe & Dunlevy, special FAA counsel.
                  If Lessor is an owner trustee, Lessee agrees to pay the ongoing fees and expenses of Bank with respect to the Lease
                  Term in amounts that are reasonably satisfactory to Lessee.

EVIDENCE OF
AUTHORITY:        Upon request from Lessor, Lessee shall provide Lessor
                  on the Closing Date with evidence of the authority of the person or persons executing this Assumption and Lease
                  Agreement and, if applicable, the Lessee Assignment and Assumption Agreement and the American Guaranty, in each case on behalf of Lessee and American (if American is not the Lessee).

                                                                         ANNEX A







                                   POSSESSION

So long as no Event of Default has occurred and is continuing, Lessee will be permitted, without any need for consent of Lessor or Owner Participant, if any, to:

(i) subject the Airframe to normal interchange agreements or any Engine to normal interchange or pooling agreements or arrangements in each case customary in the airline industry and entered into by Lessee in the ordinary course of its business with any Certificated Air Carrier or with any "FOREIGN AIR CARRIER" (as such term is defined in the Transportation Code) as to which there is in force a permit issued pursuant to 49 U.S.C. ss.ss.41301-41306 (any such Certificated Air Carrier and any such foreign air carrier, a "PERMITTED AIR CARRIER"); PROVIDED that (A) no transfer of the registration of such Airframe will be effected in connection therewith, (B) no such agreement or arrangement contemplates or requires the transfer of title to the Airframe and (C) if Lessor's title to any such Engine would be divested under any such agreement or arrangement, such divestiture will be deemed to be an Event of Loss with respect to such Engine, and Lessee will comply with the Event of Loss provisions contained in this Lease;

(ii) deliver possession of the Airframe or any Engine to any organization for testing, service, repair, maintenance, overhaul work or other similar purposes or for alterations, modifications or additions to the Airframe or such Engine to the extent required or permitted by the terms of this Lease;

(iii) transfer possession of the Airframe or any Engine to the U.S. government pursuant to a sublease, contract or other instrument, a copy of which will be furnished to Lessor; PROVIDED that the term of such sublease (including, without limitation, any option of the sublessee to renew or extend) or the term of possession under such contract or other instrument will not continue beyond the end of the Lease Term or any Renewal Term then in effect or any Renewal Term that Lessee has irrevocably notified Lessor that it will exercise;

(iv) subject the Airframe or any Engine to the Civil Reserve Air Fleet ("CRAF") Program or transfer possession of the Airframe or any Engine at any time to the U.S. or any instrumentality or agency thereof in accordance with applicable laws, rulings, regulations or orders (including, without limitation, the CRAF Program), PROVIDED that Lessee
        (x) will promptly notify Lessor upon transferring possession of the Airframe or any Engine pursuant to this clause (iv) and (y) in the case of a transfer of possession pursuant to the CRAF Program, within 60 days thereof, will notify Lessor of the name and address of the responsible Contracting Office Representative for the Military Airlift Command of the United States of America or other appropriate person to whom notice must be given;

(v) install an Engine on an airframe owned by Lessee free and clear of all Liens except (A) Permitted Liens and those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety) and (B) the rights of third parties under normal interchange agreements or pooling or similar arrangements that would be permitted under clause (i) above;

(vi) install an Engine on an airframe leased to Lessee or purchased or owned by Lessee subject to a lease, conditional sale or other security agreement; PROVIDED that (A) such airframe is free and clear of all Liens except (1) the rights of the parties to the lease or conditional sale or other security agreement covering such airframe and (2) Liens of the type permitted by clause (v) above and (B) either (1) Lessee will have obtained from the lessor or secured party of such airframe a written agreement (which may be the lease or conditional sale or other security agreement covering such airframe), in form and substance satisfactory to Lessor (it being understood that an agreement from such lessor or secured party substantially in the form of the last sentence of this clause (vi) will be deemed to be satisfactory to Lessor) whereby such lessor or secured party expressly agrees that it will not acquire or claim any right, title or interest in any Engine by


                                                           Annex A to Appendix B
        reason of such Engine being installed on such airframe at any time while such Engine is subject to this Lease or title thereto is held by Lessor or (2) such lease, conditional sale or other security agreement effectively provides that such Engine will not become subject to the Lien of such lease, conditional sale or other security agreement at any time while such Engine is subject to this Lease or title thereto is held by Lessor, notwithstanding the installation thereof on such airframe;

(vii) install an Engine on an airframe owned by Lessee, leased to Lessee or owned by Lessee subject to a conditional sale or other security agreement under circumstances where neither clause (v) nor clause (vi) above is applicable; PROVIDED that such installation will be deemed an Event of Loss with respect to such Engine, and Lessee will comply with the Event of Loss provisions in this Lease in respect thereof, if such installation will divest Lessor's title to such Engine; and

(viii) sublease any Engine or the Airframe and Engines orengines then installed on the Airframe to any Permitted Sublessee (as defined below); PROVIDED that (x) the term of such sublease (including, without limitation, any option of the sublessee to renew or extend) will not continue beyond the end of the Lease Term or any Renewal Term then in effect, unless Lessee has agreed to purchase the Aircraft or renew this Lease in accordance with the terms of this Lease at the end of the Lease Term or such Renewal Term, as the case may be, to a date beyond the end of the term of such sublease (assuming that all options to renew or extend such sublease will be exercised); and (y) such sublease will provide that the sublessee will not sub-sublease the Aircraft except in connection with an integrated transaction involving a sub-sublease to a Permitted Sublessee commencing at the inception of such sublease. "PERMITTED SUBLESSEE" means, (A) in the case of a Lease with a Lease Expiry Date on or prior to December 31, 2007, any Certificated Air Carrier and (B) in the case of a Lease with a Lease Expiry Date after December 31, 2007,
        (1) any Certificated Air Carrier, (2) any foreign air carrier that is principally based in and a domiciliary of any of Argentina, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Singapore, Spain (including Canary Islands), Sweden, Switzerland, and the United Kingdom (each, a "PERMITTED COUNTRY"), or (3) any foreign air carrier not described in clause (2) above, if, at the time Lessee enters into a sublease with such foreign air carrier, Lessor receives an opinion from Lessee's counsel (which counsel shall be reasonably satisfactory to Lessor) to the effect that (x) there exist no possessory rights in favor of such s ublessee under the laws of such sublessee's country which would, upon bankruptcy or insolvency of or other default by Lessee and assuming that at the time of such bankruptcy, insolvency or other default by Lessee, such sublessee is not insolvent or bankrupt, prevent the return of an Engine or the Airframe and each Engine or engine subject to such sublease to Lessor in accordance with and when permitted by the terms of this Lease upon Lessor's exercise of its remedies and
        (y) the terms of this Lease are legal, valid, binding and enforceable in the country in which such foreign air carrier is principally based (subject to customary exceptions); PROVIDED that in the case of any such foreign air carrier referred to in clause (2) or (3) above (other than a foreign air carrier principally based in Taiwan), the U.S. maintains full diplomatic relations with the country in which such foreign air carrier is principally based at the time such sublease is entered into;

PROVIDED that the rights of any transferee who receives possession by reason of a transfer permitted by this Annex (other than the transfer of an Engine which is deemed an Event of Loss) will be, during the period of such possession, subject and subordinate to, and any sublease permitted by this Annex will be made expressly subject and subordinate to, all the terms of this Lease, including, without limitation, Lessor's rights to repossession and to avoid and terminate such sublease upon such repossession, and Lessee will in all events remain primarily liable under this Lease for the performance and observance of all the terms and conditions of this Lease to the same extent as if such sublease or transfer had not occurred, and that any such sublease will include appropriate provisions for the maintenance and insurance of the Aircraft. No interchange agreement, pooling agreement, sublease or other relinquishment of possession of the Airframe or any Engine will in any way discharge or diminish any of Lessee's obligations to Lessor under this Lease. Lessee will, prior to or within 15 days after entering into a sublease of the Airframe or Engines, notify Lessor and Owner Participant, if any, of the identity of the sublessee and the term of


                                                           Annex A to Appendix B
such sublease, and, upon Lessor's written request, provide Lessor and Owner Participant , if any, with a copy of the sublease, PROVIDED that the identity of the sublessee and the existence and terms of such sublease shall be Confidential Information and shall be held by Lessor and Owner Participant, if any, in accordance with the provisions of Section 9 of this Lease. Lessor agrees, for the benefit of the lessor or secured party of any airframe or any engine leased to Lessee or purchased or owned by Lessee subject to a lease, conditional sale or other security agreement, that Lessor will not acquire or claim, as against such lessor or secured party, any right, title or interest in any engine or engines owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement as the result of such engine or engines being installed on the Airframe at any time while such engine or engines are subject to such lease or conditional sale or other security agreement.

Any obligation imposed on Lessee in this Lease shall require only that Lessee perform or cause to be performed such obligation, even if stated in this Lease as a direct obligation, and the performance of any such obligation by a permitted assignee, sublessee or transferee under an assignment, sublease or transfer agreement then in effect shall constitute performance by Lessee and to the extent of such performance discharge such obligation by Lessee. Except as otherwise expressly provided in this Lease, any right granted to Lessee in this Lease shall grant Lessee the right to exercise such right or permit such right to be exercised by such assignee, sublessee or transferee.

Any "wet lease" or other similar arrangement under which Lessee maintains operational control of the Aircraft will not constit ute a delivery, transfer or relinquishment of possession for purposes of this Annex. No "wet lease" will extend beyond the Lease Term or any Renewal Term then in effect.

In connection with a foreign sublease, Lessee at any time, upon notice to Lessor and Owner Participant, if any, may cause the Aircraft to be registered under the applicable statutes of any other country in which a Permitted Sublessee could be based in the name of Lessor or, if required by applicable law, in the name of any other Person, and Lessor and Owner Participant, if any, will cooperate with Lessee's reasonable requests in effecting such foreign registration. Such foreign registration is subject to the satisfaction of the conditions below or waiver thereof by Lessor and Owner Participant, if any:

         (i) no Event of Default shall have occurred and be continuing at the date of such request or at the effective date of the change in registration, PROVIDED that it shall not be necessary to comply with this condition (i) if the change in registration involves the registration of the Aircraft under the laws of the U.S.;

         (ii) Lessor shall have received a legal opinion addressed to it from counsel to Lessee reasonably satisfactory to Lessor (A) to the effect that (I) after giving effect to such change in registration, all filing, recording or other action necessary to perfect and protect Lessor's rights and interests in and to the Aircraft and this Lease has been accomplished (or if such opinion cannot be given at the time by which Lessor has been requested to consent to a change in registration, (x) the opinion shall detail what filing, recording or other action is necessary and (y) Lessor shall have received a certificate from Lessee that all possible preparations to accomplish such filing, recording and other action shall have been done, and such filing, recording and other action shall be accomplished and a supplemental opinion to that effect shall be delivered to Lessor on or prior to the effective date of such change in registration), (II) the terms of this Lease are legal, valid and binding and enforceable in such jurisdiction (subject to customary exceptions), and (III) it is not necessary for Lessor or Owner Participant, if any, to qualify to do business in such jurisdiction or otherwise satisfy any other applicable law, rule or regulation existing at the date of such request (or if such opinion cannot be given, the opinion shall detail what other existing law, rule or regulation must be satisfied by Lessor or Owner Participant, as the case may be) solely as a result of the proposed re-registration, and (B) in addition, if such country is not, at the time of re-registration, the U.S. or a Permitted Country, to the effect that there exist no possessory rights in favor of Lessee under the laws of such country that would, assuming at such time Lessee is not insolvent or bankrupt, prevent the return of


                                                           Annex A to Appendix B
               the Aircraft in accordance with and when permitted by the terms of this Lease upon the exercise by Lessor of its remedies under this Lease;

         (iii) Lessor shall have received assurances reasonably satisfactory to Lessor that the insurance provisions of this Lease shall have been complied with after giving effect to such change in registration;

         (iv) such re-registration will not result in the imposition by such country of any Taxes on Lessor or Owner Participant, if any, for which Lessee is not required to indemnify Lessor or Owner Participant, as the case may be, unless Lessee agrees to indemnify Lessor or Owner Participant, as the case may be, for any Taxes imposed by such country in connection with or relating to the transactions contemplated by this Lease that would not have been imposed but for such re-registration; PROVIDED that it shall not be necessary to comply with the conditions contained in this clause (iv) if such change in registration results in the re-registration of the Aircraft under the laws of the U.S., except to the extent that the provisions of the tax indemnification provisions relating to Lessor or Owner Participant, as the case may be, were amended in effecting a previous foreign registration;

         (v) such re-registration will not divest Lessor of title to the Air-craft; and

         (vi) Lessee shall have paid or made provision for the payment of all reasonable out-of-pocket expenses (including reasonable attorneys' fees) of Lessor in connection with such change in registration; PROVIDED FURTHER that Lessee shall not cause the Aircraft to be registered under the laws of any foreign jurisdiction without the prior written consent of Lessor or Owner Participant, if any, if (1) the civil aviation laws of such foreign jurisdiction impose unusual requirements on lessors of civil aircraft, and (2) Lessor or Owner Participant, as the case may be, would be required to comply with such unusual requirements upon the registration of the Aircraft in such foreign jurisdiction, and compliance therewith by Lessor or Owner Participant, as the case may be, would result in a material burden on the business activities of Lessor or Owner Participant, as the case may be.


                                                           Annex A to Appendix B

                                                                         ANNEX B







                                 EVENTS OF LOSS

         "EVENT OF LOSS" with respect to any property means any of the following events with respect to such property:

                  (1) loss of such property or the use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of such property permanently unfit for normal use for any reason whatsoever;

                  (2) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss or a compromised or constructive total loss;

                  (3) the condemnation, confiscation or seizure of, or requisition of title to or use of, such property (other than a requisition for use of the Aircraft by the U.S. government or any agency or instrumentality thereof which shall not have resulted in a loss of possession of such property for a period continuing beyond the end of the Lease Term or any Renewal Term then in effect);

                  (4) as a result of any rule, regulation, order or other action by the FAA, the Department of Transportation or other governmental body of the U.S. or other country of registry of the Aircraft having jurisdiction, the use of such property in the normal course of passenger air transportation will have been prohibited for a period of six consecutive months, unless such rule, regulation, order or other action will have prohibited such use with respect to all aircraft of such make and model registered in the applicable jurisdiction, unless Lessee (or any Permitted Sublessee), prior to the expiration of such six-month period, shall have undertaken and shall be diligently carrying forward all steps which in its judgment are necessary or desirable to permit the normal use of such property by Lessee (or any Permitted Sublessee) or, in any event, if such use has been prohibited for a period of twelve consecutive months; or

                  (5) the operation or location of the Aircraft, while under requisition for use by the U.S. government, in any area excluded from coverage by any insurance policy in effect with respect to the Aircraft required by the terms of this Lease, if Lessee shall be unable to obtain indemnity or insurance in lieu thereof from the U.S. government;

PROVIDED that if such property is returned to Lessee in usable condition after the occurrence of an event described in clause (1), (3) or (5) above but prior to the date upon which Stipulated Loss Value is required to be paid, then such event will, at the option of Lessee, not constitute an Event of Loss.


                                                           Annex B to Appendix B

                                                                         ANNEX C







                                    INSURANCE

         (a) AIRCRAFT LIABILITY INSURANCE. (i) Except as provided in clause (ii) of this subsection (a) and subject to the rights of Lessee to establish and maintain self-insurance in the manner and to the extent specified in subsection
(c), Lessee will carry, or cause to be carried, at no expense to Lessor or Owner Participant, if any (collectively, the "SPECIFIED PERSONS"), aircraft liability insurance (including, but not limited to, bodily injury, personal injury and property damage liability, exclusive of manufacturer's product liability insurance) and contractual liability insurance with respect to the Aircraft (A) in amounts that are not less than the aircraft liability insurance applicable to similar aircraft and engines in Lessee's fleet on which Lessee carries insurance (PROVIDED that such liability insurance will not be less than the amount certified in the insurance report delivered to Lessor at the Commencement Time) [Report to specify $500,000,000], (B) of the type usually carried by corporations engaged in the same or similar business, similarly situated with Lessee and owning or operating similar aircraft and engines and covering risks of the kind customarily insured against by Lessee and (C) that is maintained in effect with insurers of recognized responsibility. Any policies of insurance carried in accordance with this subsection (a) and any policies taken out in substitution or replacement for any of such policies will (A) name the Specified Persons as additional insured, (B) subject to the condition of clause (C) below, provide that, in respect of the interests of the Specified Persons in such policies, the insurance will not be invalidated by any action or inaction of Lessee and will insure the interests of the Specified Persons as they appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Lessee, (C) provide that, if such insurance is canceled for any reason whatever, or if any change is made in the policy that reduces the amount of insurance or the coverage certified in the insurance report delivered to the Specified Persons at the Commencement Time or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse will not be effective as to any Specified Person for 30 days (seven (7) days, or such other period as is customarily available in the industry, in the case of any war risk or allied perils coverage) after receipt by such Specified Person of written notice from such insurers of such cancellation, change or lapse, (D) provide that the Specified Persons will not have any obligation or liability for premiums, commissions, assessments or calls in connection with such insurance, (E) provide that the insurers will waive any rights of (1) set-off, counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Specified Persons to the extent of any moneys due to the Specified Persons and (2) subrogation against the Specified Persons to the extent that Lessee has waived its rights by its agreements to indemnify Specified Persons pursuant to this Lease, (F) be primary without right of contribution from any other insurance that may be carried by any Specified Person with respect to its interests as such in the Aircraft and (G) expressly provide that all of the provisions thereof, except the limits of liability, will operate in the same manner as if there were a separate policy covering each insured. In the case of a lease or contract with the U.S. government in respect of the Aircraft or any Engine, or in the case of any requisition for use of the Aircraft or any Engine by the U.S. government, a valid agreement by the U.S. government to indemnify Lessee, or an insurance policy issued by the U.S. government, against the risks that Lessee is required under this Lease to insure against will be considered adequate insurance for purposes of this subsection (a) to the extent of the risks (and in the amounts) that are the subject of such indemnification or insurance.

                  (ii) During any period that the Airframe or an Engine, as the case may be, is on the ground and not in operation, Lessee may carry or cause to be carried as to such non-operating Airframe or Engine, in lieu of the insurance required by clause (i) above, and subject to self-insurance to the extent permitted by subsection (c), insurance otherwis e conforming with the provisions of said clause (i) except that: (A) the amounts of coverage will not be required to exceed the amounts of airline liability insurance from time to time applicable to airframes or engines owned or leased by Lessee of the same type as such non-operating Airframe or Engine and that are on the ground and not in operation and (B) the scope of the risks covered and the type of insurance will be the same as from time to time applicable to airframes or engines owned or leased by Lessee of the same type as such non-operating Airframe or Engine and that are on the ground and not in operation.

         (b) INSURANCE AGAINST LOSS OR DAMAGE TO AIRCRAFT. (i) Except as provided in clause (ii) of this subsection (b), and subject to the rights of Lessee to establish and maintain self-insurance in the manner and to


                                                           Annex C to Appendix B
the extent specified in subsection (c), Lessee will maintain, or cause to be maintained, in effect with insurers of recognized responsibility, at no expense to any Specified Person, all-risk aircraft hull insurance covering the Aircraft and all-risk coverage with respect to any Engines or Parts while removed from the Aircraft (including, without limitation, war risk insurance if and to the extent the same is maintained by Lessee or any permitted sublessee with respect to other aircraft owned or operated by Lessee or such permitted sublessee, as the case may be, on the same routes) that is of the type and in substantially the amount usually carried by corporations engaged in the same or similar business and similarly situated with Lessee; PROVIDED that (A) such insurance (including the permitted self-insurance) will at all times while the Aircraft is subject to this Lease be for an amount not less than the Stipulated Loss Value for the Aircraft from time to time and (B) such insurance need not cover an Engine while attached to an airframe not owned, leased or operated by Lessee. Any policies carried in accordance with this subsection (b) and any policies taken out in substitution or replacement for any such policies will (A) provide that any insurance proceeds up to an amount equal to the Stipulated Loss Value, payable for any loss or damage constituting an Event of Loss with respect to the Aircraft, and any insurance proceeds in excess of $[ ],1 up to the amount of the Stipulated Loss Value, for any loss or damage to the Aircraft (or Engines) not constituting an Event of Loss with respect to the Aircraft, will be paid to Lessor, and that all other amounts will be payable to Lessee, unless the insurer shall have received notice that an Event of Default exists, in which case all insurance proceeds for any loss or damage to the Aircraft (or Engines) up to the Stipulated Loss Value will be payable to Lessor, (B) subject to the conditions of clause (C) below, provide that, in respect of the interests of the Specified Persons in such policies, the insurance will not be invalidated by any action or inaction of Lessee and will insure their interests as they appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Lessee, (C) provide that, if such insurance is canceled for any reason whatsoever, or if any change is made in the policy that reduces the amount of insurance or the coverage certified in the insurance report delivered to the Specified Persons at the Commencement Time or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse will not be effective as to any Specified Person for 30 days (seven days, or such other period as is customarily available in the industry, in the case of any war risk or allied perils coverage) after receipt by such Specified Person of written notice from such insurers of such cancellation, change or lapse, (D) provide that the Specified Persons will not have any obligation or liability for premiums, commissions, assessments or calls in connection with such insurance,
(E) provide that the insurers will waive any rights of (1) set-off, counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Specified Persons to the extent of any moneys due to Specified Persons and (2) subrogation against Specified Persons to the extent that Lessee has waived its rights by its agreements to indemnify such party pursuant to this Lease and (F) be primary without right of contribution from any other insurance that may be carried by any Specified Person with respect to its interests as such in the Aircraft. In the case of a lease or contract with the U.S. government in respect of the Aircraft or any Engine, or in the case of any requisition for use of the Aircraft or any Engine by the U.S. government, a valid agreement by the U.S. government to indemnify Lessee, or an insurance policy issued by the U.S. government, against any risks that Lessee is required under this Lease to insure against will be considered adequate insurance for purposes of this subsection (b) to the extent of the risks (and in the amounts) that are the subject of such indemnification or insurance.

                  (ii) During any period that the Airframe or Engine is on the ground and not in operation, Lessee may carry or cause to be carried as to such non-operating Airframe or Engine, in lieu of the insurance required by clause
(i) above, and subject to self-insurance to the extent permitted by subsection
(c), insurance otherwise conforming with the provisions of said clause (i) except that the scope of the risks covered and the type of

__________________

1  Amount varies according to aircraft type:
        MD80 - $4,000,000
        B757 - $7,000,000
        B767 - $10,000,000
        DC9 - TBD


                                                           Annex C to Appendix B
insurance will be the same as from time to time applicable to airframes or engines owned or leased by Lessee of the same type as such non-operating Airframe or Engine and that are on the ground and not in operation; provided that, subject to self-insurance to the extent permitted by subsection (c), Lessee will maintain insurance against risk of loss or damage to such non-operating Airframe in an amount at least equal to the Stipulated Loss Value during such period that such Airframe is on the ground and not in operation.

         (c) SELF-INSURANCE. Lessee may from time to time self-insure, by way of deductible, self-insured retention, premium adjustment or franchise or otherwise (including, with respect to insurance maintained pursuant to subsection (a) or (b) above, insuring for a maximum amount that is less than the amounts set forth in subsection (a) and (b)), the risks required to be insured against pursuant to subsection (a) and (b), but in no case will the self-insurance with respect to all of the aircraft and engines in the aggregate fleets of Lessee and American (if American is not Lessee) (including, without limitation, the Aircraft) exceed for any 12-month policy year 1% of the average aggregate insurable value (for the preceding policy year) of all aircraft (including, without limitation, the Aircraft) on which Lessee and American (if American is not the Lessee) carries insurance; PROVIDED that, if AMR Corporation's senior unsecured long-term debt is rated BB or below by S&P and Ba2 or below by Moody's, then, upon not less than 30 days' notice from Lessor to Lessee, Lessee will, until AMR Corporation's senior unsecured long-term debt is rated BB+ or better by S&P or Ba1 or better by Moody's, reduce the self-insurance permitted under this Lease to such reasonable amount as Lessor may require; and PROVIDED, FURTHER, that a deductible per occurrence that, in the case of the Aircraft, is not in excess of the amount customarily allowed as a deductible in the industry or is required to facilitate claims handling will be permitted in addition to the above-mentioned self-insurance.

         (d) APPLICATION OF INSURANCE PAYMENTS. All losses will be adjusted by Lessee with the insurers. As between Lessor and Lessee it is agreed that all insurance payments received under policies required to be maintained by Lessee under this Lease, exclusive of any payments received in excess of the Stipulated Loss Value for the Aircraft from such policies, as the result of the occurrence of an Event of Loss with respect to the Airframe or an Engine will be applied as follows:

                  (i) if such payments are received with respect to the Airframe (or the Airframe and any Engines installed on the Airframe), so much of such payments remaining after reimbursement of Lessor for its costs and expenses will be applied (A) in reduction of Lessee's obligation to pay the Stipulated Loss Value required to be paid by Lessee pursuant to the Section captioned "EVENT OF LOSS", if not already paid by Lessee, or, if already paid by Lessee, will be applied to reimburse Lessee for its payment of such Stipulated Loss Value, and (B) the balance, if any, of such payment remaining thereafter will be paid over to, or retained by, Lessee; and

                  (ii) if such payments are received with respect to an Event of Loss with respect to an Engine under the circumstances contemplated by the Section captioned "REPLACEMENT ENGINES", such payments will be paid over to, or retained by, Lessee; PROVIDED that Lessee shall have fully performed the terms of such Section with respect to the Event of Loss for which such payments are made.

                  As between Lessor and Lessee the insurance payment for any loss or damage to the Aircraft in excess of the Stipulated Loss Value for the Aircraft will be paid to Lessee.

                  As between Lessor and Lessee the insurance payments for any loss or damage to the Airframe or an Engine not constituting an Event of Loss with respect to the Airframe or such Engine will be applied in payment (or to reimburse Lessee) for repairs or for replacement property, and any balance remaining will be paid to Lessee. Any amount referred to in the preceding sentence or in CLAUSE (i) or CLAUSE (ii) of the second preceding paragraph which is payable to Lessee shall not be paid to Lessee (or, if it has been previously paid directly to Lessee, shall not be retained by Lessee) if at the time of such payment an Event of Default or Specified Default shall have occurred and be continuing, but shall be paid to and held by Lessor pursuant to the Section captioned "INVESTMENT OF SECURITY


                                                           Annex C to Appendix B

FUNDS", as security for the obligations of Lessee under this Lease, and at such time as there shall not be continuing any such Event of Default or Specified Default, such amount shall, to the extent not theretofore applied as provided herein, be paid to Lessee, PROVIDED that if any such amount has been so held by Lessor as security fo r more than 90 days after any such Event of Default or Specified Default shall have occurred and during which period (i) Lessor shall not have been limited by operation of law or otherwise from exercising remedies hereunder and (ii) Lessor shall not have exercised any remedy available to it under Annex D, then such amount shall be paid to Lessee.

                  (e) REPORTS, ETC. At or before the Commencement Time, and annually upon renewal of Lessee's insurance coverage, Lessee will furnish to Lessor a report signed by a firm of independent aircraft insurance brokers appointed by Lessee (which broker may be in the regular employ of Lessee), stating the opinion of such firm that the insurance then carried and maintained on the Aircraft complies with the terms hereof; PROVIDED that all information contained in such report will be Confidential Information and will be treated by Lessor and its Affiliates and their respective officers, directors, agents and employees in accordance with the confidentiality provisions of this Lease. Lessee will cause such firm to advise Lessor in writing of any default in the payment of any premium or of any other act or omission on the part of Lessee of which such firm has knowledge and that might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft. Lessee will also cause such firm to advise Lessor writing as promptly as practicable after such firm acquires knowledge that an interruption of any insurance carried and maintained on the Aircraft pursuant to this Annex will occur.

                  (f) SALVAGE RIGHTS; OTHER. All salvage rights to the Airframe and each Engine will remain with Lessee's insurers at all times. Nothing in this Annex will limit or prohibit Lessor or Lessee from obtaining insurance for its own account with respect to the Airframe or any Engine, and any proceeds payable under such insurance will be payable as provided in the insurance policy relating thereto; PROVIDED that no such insurance may be obtained which would limit or otherwise adversely affect the coverage or amounts payable under, or increase the premiums for, any insurance required to be maintained pursuant to this Annex or any other insurance maintained by Lessee (or any permitted sublessee) with respect to the Aircraft or any other aircraft in the fleet of Lessee or American (if American is not Lessee).


                                                           Annex C to Appendix B

                                                                         ANNEX D







                         EVENTS OF DEFAULT AND REMEDIES

         The following events shall constitute "EVENTS OF DEFAULT" (whether any such event will be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), and each such Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:

         (a) Lessee shall fail to make any payment of Basic Rent or Stipulated Loss Value within five Business Days after the same shall have become due; or

         (b) Lessee shall fail to make any other payment of Supplemental Rent (including, without limitation, indemnity payments) under this Lease (other than those described in subsection (a) above) at the times required to be paid thereunder, and any such failure shall continue unremedied for a period of 15 Business Days after notice of such failure by Lessor; or

         (c) Lessee shall fail to carry and maintain insurance on or with respect to the Aircraft in accordance with the provisions of Annex C; PROVIDED, that in the case of insurance with respect to which cancellation, change or lapse for nonpayment of premium shall not be effective as to Lessor or Owner Participant, if any, for 30 days (seven days, or such other period as may from time to time be customarily obtainable in the industry, in the case of any war risk coverage) after receipt of notice by Lessor or Owner Participant, as the case may be, of such cancellation, change or lapse, no such failure to carry and maintain insurance shall constitute an Event of Default until the earlier of (I) the date such failure shall have continued unremedied for a period of 20 days (five days in the case of any war risk coverage) after receipt by Lessor or Owner Participant, as the case may be, of the notice of cancellation, change or lapse referred to subsection (a) or (b) of Annex C or (II) the date on which such insurance is not in effect as to Lessor; or

         (d) Lessee shall operate the Aircraft when neither the aircraft liability insurance required by Annex C nor the indemnification described in the Section captioned "OPERATION" shall be in effect; or

         (e) Lessee shall fail to perform or observe any other covenant, condition or agreement not specified elsewhere in this Annex to be performed by it under this Lease, and such failure in any such case shall continue unremedied for a period of 30 days after written notice thereof by Lessor, PROVIDED that, if such failure is capable of being remedied, no such failure shall constitute an Event of Default under this Lease for a period of 180 days after such notice so long as Lessee is diligently proceeding to remedy such failure; or

         (f) any representation or warranty made by Lessee in this Lease or in any document or certificate furnished by Lessee to Lessor in connection therewith shall prove to have been incorrect in any material respect at the time made, and such incorrectness shall be material and shall continue to be unremedied for a period of 30 days after written notice thereof by Lessor; or

         (g) Lessee or Guarantor shall consent to the appointment of a receiver trustee or liquidator of itself or of a substantial part of its property or Lessee or Guarantor shall admit in writing its inability to pay its debts generally as they come due, or shall make a general assignment for the benefit of creditors; or

         (h) Lessee or Guarantor shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or any answer admitting the material allegations of a petition filed against Lessee or


                                                           Annex D to Appendix B

              Guarantor in any such proceeding, or Lessee or Guarantor shall by voluntary petition or answer, consent to or seek relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or

         (i) an order, judgment, or decree shall be entered by any court of competent jurisdiction appointing, without the consent of Lessee or Guarantor, a receiver, trustee or liquidator of Lessee or Guarantor or of any substantial part of its property, or sequestering any substantial part of the property of Lessee or Guarantor, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof;

         (j) a petition against Lessee or Guarantor in a proceeding under the Federal bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 90 days thereafter, or under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Lessee or Guarantor, any court of competent jurisdiction shall assume jurisdiction, custody or control of Lessee or Guarantor or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days; or

         (k) Guarantor shall fail to make any payments under the American Guaranty;

PROVIDED that, notwithstanding anything to the contrary contained in this Lease, any failure of Lessee to perform or observe any covenant, condition, or agreement in this Lease shall not constitute an Event of Default if such observance is prevented solely by reason of an event referred to in the definition of "EVENTS OF LOSS" so long as Lessee is continuing to comply with the applicable terms of the Section captioned "EVENT OF LOSS".

         Upon the occurrence of an Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default by a written notice to Lessee (PROVIDED that this Lease shall be deemed to have been declared in default without the necessity of such written notice upon the occurrence of any Event of Default described in clause
(h), (i) or (j) above); and at any time thereafter, so long as Lessee shall not have remedied all outstanding Events of Default, Lessor may do one or more of the following, as Lessor shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law; PROVIDED that during any period the Aircraft is subject to the CRAF Program in accordance with the provisions of Annex A and in the possession o f the U.S. government or an instrumentality or agency thereof, Lessee shall not, on account of any Event of Default, be required to do any of the following in such manner as to limit Lessee's operational control under this Lease (or any sublessee's operational control under any sublease permitted by the terms of this Lease) of the Airframe or Engines, unless at least 60 days' (or such lesser period as may then be applicable under the Military Airlift Command Program of the U.S. government) prior notice of default under this Lease shall have been given by Lessor by registered or certified mail to Lessee (or any sublessee) with a copy addressed to the Contracting Office Representative for the Military Airlift Command of the U.S. Air Force under any contract with Lessee (or any sublessee) relating to the
Aircraft:

(1) cause Lessee, upon the written demand of Lessor and at Lessee's expense, to return promptly, and Lessee shall return promptly, all or such part of the Airframe and any Engines as Lessor may so demand, to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, the Return Conditions as if the Airframe or such Engines were being returned at the end of this Lease Term; or Lessor, at its option, after Lessee shall have failed to so return the Aircraft after such demand, may enter upon the premises where the Airframe is or any or all Engines are located or reasonably believed to be located and take immediate possession of and remove such Airframe or Engines (together with any engine which is not an Engine but which is installed on the Airframe, subject to all of the rights of the owner,


                                                           Annex D to Appendix B
     lessor, lienor or secured party of such engine; PROVIDED that the Airframe with an engine (which is not an Engine) installed thereon may be flown or returned only to a location within the continental U.S., and such engine shall be held for the account of any such owner, lessor, lienor or secured party or, if owned by Lessee, may, at the option of Lessor, be exchanged with Lessee for an Engine in accordance with the provisions of the Return Conditions), by summary proceedings or otherwise, all without liability to Lessor for or by reason of such entry or taking possession or removal, whether for the restoration of damage to property caused by such taking or otherwise and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto (except in connection with the calculation of liquidated damages set forth in CLAUSE
     (3) or CLAUSE (4) below and except to the extent such proceeds would constitute, under applicable law, a mitigation of Lessor's damages suffered or incurred as a result of the applicable Event of Default); or

(2) sell all or any part of the Airframe and any Engine at public or private sale, whether or not Lessor shall at the time have possession thereof, as Lessor may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle all or any part of the Airframe or such Engine as Lessor, in its sole discretion, may determine, free and clear of any rights of Lessee (in which case Lessee shall deliver the Aircraft to the purchaser of the Aircraft); or

(3) whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under CLAUSE (1) or CLAUSE (2) above with respect to all of any part of the Airframe or any Engine, Lessor, by written notice to Lessee specifying a payment date (which date shall be deemed to be a "Loss Payment Date" for purposes of computing Stipulated Loss Value) which shall be not earlier than 30 days from the date of such notice, may cause Lessee to pay to Lessor, and Lessee shall pay Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due for Lease Period Dates occurring after the Stipulated Loss Value Determination Date next preceding the payment date specified in such notice), any unpaid Basic Rent due on or prior to the Stipulated Loss Value Determination Date next preceding the payment date specified in such notice, plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice: (I) an amount equal to the excess, if any, of the Stipulated Loss Value for the Airframe or such Engine or part thereof, computed as of the payment date specified in such notice, over the aggregate fair market rental value (computed as provided below) of the Airframe or such Engine or part thereof for the remainder of the remaining useful life of the Airframe or such Engine or part thereof, after discounting such aggregate fair market rental value to present worth as of the payment date specified in such notice at the Prime Rate in effect at the time of determination; or
     (II) an amount equal to the excess, if any, of Stipulated Loss Value for the Airframe or such Engine or part thereof, computed as of the payment date specified in such notice, over the fair market sales value of the Airframe or such Engine or part thereof (computed as provided below) as of the payment date specified in such notice;

(4) in the event Lessor, pursuant to CLAUSE (2) above, shall have sold all or any part of the Airframe or any Engine, Lessor, in lieu of exercising its rights under CLAUSE (3) above with respect to the Airframe or such Engine or part thereof, may, if it shall so elect, cause Lessee, on the date of such sale (which date shall be deemed a "Loss Payment Date" for purposes of computing Stipulated Loss Value), as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due on Lease Period Dates occurring after the date of such sale), any unpaid Basic Rent due on or prior to the Stipulated Loss Value Determination Date next preceding such date of sale, plus the amount of any deficiency between the net proceeds of such sale (or, if such sale is a private sale to Lessor or Owner Participant, if any, or any Affiliate of any thereof, the fair market sales value of the Airframe or such Engine or part thereof, determined as of the date of such sale) and the Stipulated Loss Value for the Airframe or such Engine or part thereof, computed as of the date of such sale; or


                                                           Annex D to Appendix B

(5) rescind this Lease as to the Airframe and any or all Engines, or exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action, either at law or in equity, to enforce the terms or to recover damages for the breach hereof.

In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due under this Lease before, after or during the exercise of any of the foregoing remedies and for all legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the return of the Airframe or any Engine in accordance with the terms of the Return Conditions or in placing such Airframe or Engine in the condition and airworthiness required by the Return Conditions; PROVIDED that if Lessee returns or surrenders possession of all or any part of the Airframe or any Engine in accordance with this Section and Lessor does not within 180 days after the date of such return or surrender exercise its rights under CLAUSE (3) or CLAUSE (4) above with respect to such Airframe or Engine or part thereof, there shall be deducted from each payment of Basic Rent becoming due after the expiration of such 180-day period an amount equal to the quotient obtained by dividing the aggregate fair market rental value (computed as provided hereafter in this Annex) of such Airframe or Engine or part thereof, for the remainder of the Lease Term after the expiration of such 180-day period (computed as of the date of such expiration), by the number of Basic Rent installments remaining with respect to the Aircraft after the expiration of such 180-day period to the end of the Lease Term. For the purpose of CLAUSE (3) and CLAUSE (4) above and the preceding sentence, the "aggregate fair market rental value" or the "fair market sales value" of the Airframe or any Engine or part thereof shall be as specified in an Independent Appraisal but shall be determined on an "as-is, where-is and with all faults" basis, taking into account customary brokerage and other reasonable out-of-pocket fees and expenses that typically would be incurred in connection with a sale or re-lease of equipment such as the Airframe, Engine or part thereof. At any sale of the Airframe or an Engine or part thereof pursuant to this Annex, Lessor or Owner Participant, if any, may bid for and purchase such property. Except as otherwise expressly provided above, no remedy referred to in this Section is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies.



                                                           Annex D to Appendix B

                                                                         ANNEX E







                                GENERAL INDEMNITY

         Subject to the exclusions stated below, Lessee agrees to indemnify, protect, defend and hold harmless each Indemnified Person (as defined below) on an After-Tax Basis (as defined below) against Claims (as defined below) resulting from or arising out of (A) Lessee's use, possession and operation of the Aircraft following the Commencement Time, including the lease, sublease, possession, use, non-use, substitution, airworthiness, state of airworthiness, control, maintenance, repair, replacement, operation, registration, re-registration, condition, sale, storage, modification, alteration, return, transfer or other disposition of the Aircraft, the Airframe, any Engine or any Part (including, without limitation, any death or injury to passengers or others, any damage to the environment, latent or other defects, whether or not discoverable, and any Claim for patent, trademark or copyright infringement) and
(B) any breach of or failure to perform or observe, or any other non-compliance with, any covenant, condition or agreement or other obligation to be performed by Lessee under this Lease after the Commencement Time.

         "AFTER-TAX BASIS", in the context of determining the amount of a payment to be made on such basis, means the payment of an amount which, after subtraction of the net increase, if any, in U.S. Federal, state and local income tax liability incurred by the Indemnified Person or Tax Indemnitee (as defined in Annex F) to whom the payment is made as a result of the receipt or accrual of such payment (taking into account any Tax benefits realized or deemed to be realized by such Indemnified Person or Tax Indemnitee as a result of the event or circumstances giving rise to such payment), shall equal the amount that would have been payable if no net increase in such tax liability had been incurred.

         "CLAIMS" means any and all liabilities, obligations, losses, damages, penalties, claims, costs, actions or suits of whatsoever kind and nature (whether or not on the basis of negligence, strict or absolute liability or liability in tort) which may be imposed on, incurred by, suffered by, or asserted against an Indemnified Person, and, except as otherwise expressly provided, shall include all reasonable costs, disbursements and expenses (including reasonable legal fees and expenses) of an Indemnified Person in connection therewith or related thereto.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "INDEMNIFIED PERSON" means Lessor and Owner Participant, if any, and the respective officers, directors, servants, agents, successors and permitted assigns of Lessor and Owner Participant, if any, but excluding any such Person in its capacity as the manufacturer, supplier or subcontractor of the Aircraft, Airframe, Engines or any Part thereof, and any officer, director, servant, agent, successor, or permitted assign of such Person in such capacity.

         "RELATED INDEMNITEE GROUP" with respect to Lessor or Owner Participant (if any), in each case, in its capacity as an Indemnified Person, means each of such Indemnified Person's officers, directors, servants, agents, successors and permitted assigns.

         "TRUST ESTATE" means all right, title, and interest of the Owner Trustee in and to the Aircraft and this Lease.

         All rights (including, without limitation, the right to receive any indemnity payment under this Annex) of an Indemnified Person and any member of such Indemnified Person's Related Indemnitee Group shall be exercised solely by such Indemnified Person. If any Indemnified Person or any member of such Indemnified Person's Related Indemnitee Group fails to comply with this Annex, such Indemnified Person shall not be entitled to indemnity under this Annex with respect to such Claim to the extent (but only to the extent) that Lessee shall have been prejudiced by such failure and that such failure is not the result of or otherwise attributable to the failure of Lessee to comply with any of its duties or obligations under this Annex.


                                                           Annex E to Appendix B

         The following are excluded from Lessee's agreement to indemnify under this Annex:

(1) Any Claim attributable to any act or omission of TWA at any time or to any act, claim, event, circumstance or condition existing, accruing, arising or occurring at any time at or prior to the Commencement Time, or any Claim attributable to any TWA Liability, PROVIDED that the foregoing exclusion shall not apply to any Claim relating to any death, personal injury or property damage occurring after the Commencement Time;

(2)      Any Claim attributable to acts or events occurring after the earlier of
         (X) the return of the Aircraft pursuant to the Return Conditions or, if the Aircraft is stored pursuant to the Return Conditions, the date of the placement of the Aircraft in storage, and (Y) the expiration or earlier termination of this Lease under circumstances not requiring the return of the Aircraft, unless and to the extent such Claim is attributable to the failure of Lessee to perform its obligations under this Lease in full compliance with this Lease or occurring in connection with the exercise of remedies pursuant to Annex D following the occurrence and continuance of an Event of Default;

(3) Any Claim that is or is attributable to a Tax (including any Tax bene-fits), whether or not Lessee is required to indemnify therefor under Annex F, it being agreed that Annex F sets forth Lessee's entire liability with respect to Taxes;

(4) Any Claim attributable to the gross negligence or willful misconduct of such Indemnified Person or any of the Related Indemnitee Group of such Indemnified Person (other than the gross negligence or willful misconduct imputed as a matter of law to such Indemnified Person solely by reason of its interest in the Aircraft);

(5) Any Claim to the extent attributable to the non-compliance by such Indemnified Person or any of the Related Indemnitee Group of such Indemnified Person with any of the terms of, or any misrepresentation by, such Indemnified Person or any of the Related Indemnitee Group of such Indemnified Person contained in this Lease or any other Operative Document to which such Indemnified Person or any of the Related Indemnitee Group of such Indemnified Person is a party or any agreement relating hereto or thereto;

(6)      Any Claim that constitutes a Permitted Lien;

(7) Any Claim to the extent attributable to the offer, sale, disposition or participation (voluntary or involuntary) by or on behalf of such Indemnified Person of any interest in the Aircraft, Rent, this Lease, the Trust Estate or the TWA Trust Agreement (in the case of an Owner Participant), or any similar interest or security, other than a transfer by such Indemnified Person of its interests in the Aircraft or this Lease pursuant to "VOLUNTARY TERMINATION", "EVENT OF LOSS" or "END OF LEASE TERM PURCHASE OPTIONS" or the exercise of remedies pursuant to Annex D;

(8) If Lessor is an owner trustee, any Claim to the extent attributable to a failure on the part of Owner Trustee to distribute in accordance with this Lease or the TWA Trust Agreement any amounts received and distributable by it thereunder;

(9) Any Claim that relates to a cost, fee or expense payable by a Person other than Lessee pursuant to the Agreement (other than any thereof to the extent Lessee is liable therefor in the event such Person fails to pay the same);

(10) Any Claim that is an ordinary and usual operating or overhead expense other than such expenses caused directly by (X) the occurrence of an Event of Default or (Y) circumstances beyond the scope of routine portfolio administration (such routine portfolio administration to be deemed to include tax preparation and other normally occurring administrative tasks);


                                                           Annex E to Appendix B

(11) Any Claims resulting from a violation of ERISA or Section 4975 of the Code;

(12) Any Claim to the extent caused by the authorization or giving or withholding by such Indemnified Person of any future amendments, supplements, waivers or consents with respect to this Lease and the other Operative Documents, other than such as have been requested by Lessee, or such that occur as a result of an Event of Default that shall have occurred and is continuing, or such as are expressly required by this Lease;

(13) If Lessor is an owner trustee, any Claim that would not have arisen but for the appointment of a successor or additional Owner Trustee without the consent of Lessee unless such successor or additional Owner Trustee has been appointed in connection with the exercise or remedies pursuant to Annex D following the occurrence and continuance of an Event of Default;

(14) Any Claim attributable to, or that would not have arisen but for, any indebtedness, head lease or other financing arrangements of any Indemnified Person relating to the Aircraft or this Lease; and

(15) Any Claim attributable to the failure of the Owner Participant or the Lessor to be a Citizen of the United States.

In the case of any Claim indemnified by Lessee which is covered by a policy of insurance maintained by Lessee pursuant to Annex C, each Indemnified Person agrees to cooperate, at Lessee's expense, with the insurers in the exercise of their rights to investigate, defend or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim.

An Indemnified Person shall promptly notify Lessee of any Claim as to which indemnification is sought; PROVIDED that the failure to give notice promptly shall relieve Lessee of its indemnity obligations under this Annex only to the extent such obligations are increased as a result of such failure. Any amount payable by Lessee to any Indemnified Person pursuant to this Annex shall be paid within 30 days after receipt of a written demand therefor from such Indemnified Person accompanied by a written statement describing in reasonable detail the Claims which are the subject of and basis for such indemnity and the computation of the amount so payable.

Subject to the rights of insurers under policies of insurance maintained by Lessee, Lessee shall have the right to investigate, and the right in its sole discretion to defend or compromise, any Claim for which indemnification is sought under this Annex (provided that in no event shall the right of any Indemnified Person under this Annex be adversely affected thereby), and the Indemnified Person shall cooperate with all reasonable requests of Lessee in connection therewith; PROVIDED that Lessee shall reimburse such Indemnified Person for all reasonable costs and expenses incurred by it in connection therewith. Where Lessee or the insurers under a policy of insurance maintained by Lessee undertake the defense of an Indemnified Person with respect to a Claim, no additional legal fees or expenses of such Indemnified Person in connection with the defense of such Claim shall be indemnified under this Lease unless such fees or expenses were incurred at the request of Lessee or such insurers; PROVIDED, HOWEVER, that if in the written opinion (a "CONFLICT OPINION") of counsel to such Indemnified Person an actual or potential material conflict of interest exists where it is advisable for such Indemnified Person to be represented by separate counsel, the reasonable fees and expenses of such separate counsel shall be borne by Lessee. Subject to the requirements of any policy of insurance, an Indemnified Person may participate at its own expense in any judicial proceeding controlled by Lessee pursuant to the preceding provisions; PROVIDED that such party's participation does not, in the opinion of the independent counsel appointed by Lessee or its insurers to conduct such proceedings, interfere with such control; and such participation shall not constitute a waiver of the indemnification provided in this Annex. Notwithstanding anything to the contrary contained in this Lease, Lessee shall not under any circumstances be liable for the fees and expenses of more than one counsel for all Indemnified Persons except in the case of a delivery to Lessee of a Conflict Opinion.


                                                           Annex E to Appendix B

To the extent that a Claim indemnified by Lessee under this Annex is in fact paid in full by Lessee and/or an insurer under a policy of insurance maintained by Lessee, Lessee and/or such insurer, as the case may be, shall be subrogated to the rights and remedies of the Indemnified Person on whose behalf such Claim was paid (other than rights of such Indemnified Person under insurance policies maintained at its own expense) with respect to the transaction or event giving rise to such Claim. So long as no Event of Default shall have occurred and be continuing, should an Indemnified Person receive any payment from any party other than Lessee or its insurers, in whole or in part, with respect to any Claim paid in full by Lessee or its insurers under this Lease, such Indemnified Person shall promptly pay the amount so received (but not an amount in excess of the amount Lessee or any of its insurers has paid in respect of such Claim) over to Lessee.

The indemnities and other obligations of Lessee (subject to CLAUSE (2) above), and the obligations of each Indemnified Person, under this Annex E shall survive the expiration or other termination of the Operative Documents.


                                                           Annex E to Appendix B

                                                                         ANNEX F







                              GENERAL TAX INDEMNITY

         (a) "CODE" means the U.S. Internal Revenue Code of 1986, as currently in effect or hereafter amended.

         "TAX" or "TAXES" means all governmental or quasi-governmental fees (including, without limitation, license, filing and registration fees) and all taxes (including, without limitation, franchise, excise, stamp, value added, income, gross receipts, sales, use, property, personal and real, tangible and intangible taxes), withholdings, assessments, levies, imposts, duties or charges, of any nature whatsoever, together with any penalties, fines, additions to tax or interest thereon or other additions thereto imposed, levied or assessed by any country, taxing authority or governmental subdivision thereof or therein or by any international authority, including any taxes imposed on any Person as a result of such Person being required to collect and pay over withholding taxes.

"TAX INDEMNITEE" means Lessor, Owner Participant, if any, The Provident Bank, as lender, and the respective succes sors and permitted assigns of each of the foregoing Persons, but excluding any such Person in its capacity as the manufacturer, supplier or subcontractor of the Aircraft, Airframe, Engines or any Part thereof, and any officer, director, servant, agent, successor, or permitted assign of such Person in such capacity.

         (b) (i) Subject to CLAUSE (ii) below, Lessee agrees to indemnify, pro-tect, defend and hold harmless on an After-Tax Basis each Tax Indemnitee against any and all Taxes imposed with respect to any period after the Commencement Time on any Tax Indemnitee, Lessee, the Aircraft, the Airframe, any Engine or any Part, upon or with respect to (A) the Aircraft, the Airframe, any Engine or any Part, (B) the lease, sublease, possession, use, non-use, substitution, airworthiness, state of airworthiness, control, maintenance, repair, replacement, operation, registration, re-registration, condition, sale, storage, modification, alteration, return, transfer or other disposition of the Aircraft, the Airframe, any Engine or any Part, (C) any Basic Rent or Supplemental Rent payable by Lessee or (D) the exercise of remedies pursuant to Annex D in connection with an Event of Default that shall have occurred and be continuing.

         (ii) Lessee shall have no obligation under this Lease with respect to Taxes described in any one or more of the following clauses; PROVIDED that CLAUSES (B) and (G) below shall not apply in determining the additional amount necessary to make any payment under Annex E or this Annex F on an After-Tax
Basis:

         (A) Taxes imposed on or with respect to TWA, or attributable to any act or omission of TWA at any time or to any act, claim, event, circumstance or condition existing, accruing, arising or occurring at any time at or prior to the Commencement Time, or attributable to, or constituting, a TWA Liability;

         (B) Taxes imposed by any government or taxing authority on, based on, measured by or with respect to capital, net worth, doing business, retained earnings, tax preferences, gross or net income or gross or net receipts or that are franchise Taxes; PROVIDED that there shall not be excluded by this CLAUSE
(B) (X) any such Taxes imposed by any government or taxing authority located outside the United States to the extent such Taxes would have been imposed had the sole connection between the Tax Indemnitee and such government or taxing authority been (I) the location, use, operation or presence of the Aircraft, the Airframe, any Engine or any Part in such jurisdiction, (II) the presence, activity or other connection of Lessee in or with such jurisdiction, or (III) Lessee's making a payment from or through such jurisdiction or (Y) any sales, use, license, value added, property or rental Taxes (or Taxes in the nature thereof) imposed by any government or taxing authority;

         (C) Taxes imposed on any Tax Indemnitee to the extent such Taxes result from, or would not have been imposed but for (W) a Lessor's Lien, (X) the willful misconduct or gross negligence of such Tax Indemnitee, (Y) the breach or inaccuracy of any representation, warranty or covenant of such Tax Indemnitee in the Operative Documents, or (Z) the failure of such Tax Indemnitee to comply with any certification, information, documentation, reporting or other similar requirement, if such compliance is necessary or appropriate to claim any relief from such Taxes for which such Tax Indemnitee was eligible, unless such failure to comply is due to the failure of Lessee to comply with its obligations under CLAUSE (VI) below;


                                                           Annex F to Appendix B

         (D) Taxes imposed on any Tax Indemnitee in excess of the Taxes that would have been imposed and indemnified against had there not been a transfer (whether voluntary or involuntary) (X) by a Tax Indemnitee of any interest in the Aircraft, the Airframe, any Engine, any Part, the Trust Estate, or any interest arising under any Operative Document (other than such a transfer pursuant to "VOLUNTARY TERMINATION", "REPLACEMENT ENGINES", "EVENT OF LOSS" or "END OF LEASE PURCHASE OPTIONS" or the exercise of remedies pursuant to Annex D) or (Y) of any interest (direct or indirect) in a Tax Indemnitee;

         (E) Taxes imposed on any Tax Indemnitee on or with respect to a transfer (whether voluntary or involuntary) (X) by a Tax Indemnitee of any interest in the Aircraft, the Airframe, any Engine, any Part, the Trust Estate, or any interest arising under any Operative Document (other than such a transfer pursuant to "VOLUNTARY TERMINATION", "REPLACEMENT ENGINES", "EVENT OF LOSS" or "END OF LEASE PURCHASE OPTIONS" or the exercise of remedies pursuant to Annex D) or (Y) of any interest (direct or indirect) in a Tax Indemnitee;

         (F) Taxes to the extent imposed with respect to any period commencing after the earlier of (X) the return of the Aircraft to Lessor pursuant to the Return Conditions or, if the Aircraft is stored pursuant to the Return Conditions, the date of the placement of the Aircraft in storage and (Y) the expiration or earlier termination of this Lease under circumstances not requiring the return of the Aircraft; PROVIDED that there shall not be excluded by this CLAUSE (F) any Taxes to the extent (I) attributable to events occurring or matters arising prior to or simultaneously with the earlier of such times, any failure of Lessee to perform its obligations under this Lease in full compliance therewith, or the exercise of remedies pursuant to Annex D in connection with an Event of Default that shall have occurred and be continuing or (II) imposed with respect to any payment by Lessee under the Operative Documents after such date;

         (G) Taxes imposed on any Tax Indemnitee by any government or taxing authority to the extent such Taxes would not have been imposed but for a present or former connection between such Tax Indemnitee and such government or taxing authority unrelated to the transactions contemplated by the Operative Documents;

         (H) Taxes to the extent such Taxes would not have been imposed but for an amendment to any Operative Document without the prior written consent of Lessee, unless such amendment is requested by Lessee, is expressly required by this Lease or is made as a result of an Event of Default that shall have occurred and be continuing;

         (I) Taxes for so long as such Taxes are being contested in accordance with the provisions of CLAUSE (V) below, except to the extent a payment by Lessee is required pursuant to such clause;

         (J) Taxes imposed on any Tax Indemnitee in excess of the Taxes that would have been imposed if such Tax Indemnitee at all times had been a United States person for U.S. federal income tax purposes;

         (K) value added Taxes imposed in lieu of income Tax by the United States or any state or local government or taxing authority thereof or therein;

         (L) Taxes resulting from a violation of ERISA or Section 4975 of the Code;

         (M) if Lessor is an owner trustee, Taxes to the extent imposed by reason of the trust of which Lessor is owner trustee not being treated as a "grantor trust" or otherwise being disregarded for U.S. federal income tax purposes, except to the extent such Taxes would have otherwise been imposed on another Tax Indemnitee and been subject to indemnification by Lessee under this SUBSECTION (B);

         (N) if Lessor is an owner trustee, Taxes on, based on, measured by or with respect to any consideration payable for services rendered by Lessor as owner trustee; and


                                                           Annex F to Appendix B

         (O) Taxes attributable to, or that would not have been imposed but for, any indebtedness, head lease or other financing arrangements of any Tax Indemnitee relating to the Aircraft or this Lease.

         (iii) If, by reason of any Claims or Taxes paid or indemnified against by Lessee pursuant to Annex E or this SUBSECTION (B), any Indemnified Person or Tax Indemnitee (or any related Person) at any time realizes a net reduction in any Taxes not indemnified against by Lessee and not taken into account previously in computing the amount of any indemnity payable by Lessee under Annex E or this SUBSECTION (B), such Indemnified Person or Tax Indemnitee shall, subject to CLAUSE (X) below, promptly pay to Lessee an amount that, after subtraction of any further Tax savings such Tax Indemnitee or Indemnified Person realizes as a result of the payment thereof, is equal to the amount of such net Tax reduction; PROVIDED that any subsequent loss of a Tax benefit for which a payment has been made to Lessee under this CLAUSE (III) (or which was taken into account in computing an amount payable by Lessee under this SUBSECTION (B)) shall be treated as an indemnifiable Tax hereunder without regard to the exclusions set forth in CLAUSE (II) above. Each Tax Indemnitee shall in good faith use diligence in filing its tax returns and in dealing with taxing authorities to seek and claim any Tax benefit that would result in such a reduction in Taxes and to minimize the Taxes indemnifiable by Lessee hereunder.

         (iv) Lessee shall pay any Tax for which it is liable pursuant to this SUBSECTION (B) directly to the appropriate taxing authority, if allowable, or if not so allowable, directly to the relevant Tax Indemnitee. Any amount payable directly to any Tax Indemnitee pursuant to this SUBSECTION (B) shall be paid to such Tax Indemnitee on or prior to the later of (A) 30 days after receipt by Lessee of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the Taxes that are the subject of such indemnity and the computation of the amount so payable, (B) one Business Day prior to the due date for the payment of such Taxes (including all extensions) or (C) in the case of amounts which are being contested in accordance with CLAUSE (V) below, the time such contest (including all appeals, if any) is finally resolved; provided that Lessee shall pay any amounts due pursuant to CLAUSE (V) below at the time or times required by such CLAUSE. If requested by a Tax Indemnitee in writing, Lessee shall furnish to such Tax Indemnitee the original or a certified copy of a receipt (if any is reasonably available to Lessee) for Lessee's payment of any Tax directly to a taxing authority pursuant to this SUBSECTION (B) or such other evidence of such payment by Lessee as is reasonably acceptable to such Tax Indemnitee and reasonably available to Lessee.

         (v) If a written claim is made against any Tax Indemnitee for any Tax for which Lessee may be obligated pursuant to this SUBSECTION (B), or if any Tax Indemnitee shall determine that any Tax for which Lessee may be obligated pursuant to this SUBSECTION (B) may be payable, such Tax Indemnitee shall notify Lessee promptly in writing. If requested by Lessee in writing, such Tax Indemnitee shall in good faith diligently contest through appropriate administrative and judicial proceedings (including pursuing all judicial appeals, but not to the United States Supreme Court) in the name of such Tax Indemnitee (or, if requested by Lessee and permitted by applicable law, and subject to the conditions set forth in the next sentence, permit Lessee to contest in the name of Lessee or such Tax Indemnitee), the validity, applicability and amount of such Tax by (X) resisting payment thereof, (Y) not paying the same except under protest, if protest be necessary or proper, or (Z) if payment be made, seeking a refund thereof in appropriate administrative and judicial proceedings; PROVIDED that (A) prior to taking such administrative or judicial action Lessee shall have agreed to pay such Tax Indemnitee on demand all reasonable out-of-pocket costs and expenses which such Tax Indemnitee may incur in connection with contesting such claim, including, without limitation, all reasonable legal, accountants' and investigatory fees and disbursements, (B) if such contest shall be conducted in a manner requiring the payment of the Tax, Lessee shall advance to such Tax Indemnitee (on an interest-free basis) the amount of such payment and shall agree to indemnify such Tax Indemnitee against any adverse tax consequences to such Tax Indemnitee resulting from such interest-free loan, (C) the action to be taken will not result in any material danger of forfeiture, sale or loss of the Aircraft, the Airframe or any Engine (unless Lessee shall have provided to Lessor a bond or other sufficient protection against such risk reasonably acceptable to Lessor and such Tax Indemnitee), (D) if an Event of Default shall have occurred and be continuing, Lessee shall have provided security for its related tax indemnity obligation reasonably acceptable to such Tax Indemnitee, and (E) prior to commencing any judicial action (but not administrative action), if reasonably requested by the Tax


                                                           Annex F to Appendix B

Indemnitee, Lessee shall have provided to such Tax Indemnitee an opinion of tax counsel (who may be an employee of Lessee) selected by Lessee and reasonably acceptable to such Tax Indemnitee to the effect that there is a reasonable basis (consistent with ABA Opinion 85-352) for contesting such claim. Lessee shall not be permitted to conduct such a contest in its name or in the name of the relevant Tax Indemnitee, and the relevant Tax Indemnitee shall conduct such contest, if such contest involves issues for which Lessee is not obligated under this SUBSECTION (B) that can not be severed by reasonable efforts of the Tax Indemnitee from all issues for which Lessee might be so obligated. In any contest under this CLAUSE (V) conducted by Lessee, Lessee shall determine the forum and manner in which such contest shall be conducted and, upon the written request of the relevant Tax Indemnitee, will advise such Tax Indemnitee of the status of such contest. In any contest under this CLAUSE (V) conducted by a Tax Indemnitee, such Tax Indemnitee shall determine the forum for such contest and the manner in which it shall be conducted; PROVIDED that such Tax Indemnitee shall consult in good faith with Lessee and its counsel, and provide to Lessee and its counsel any communications to or from the relevant taxing authority or administrative or judicial body, with respect to the issues for which Lessee may be obligated under this SUBSECTION (B).

         If any Tax Indemnitee shall obtain a refund of all or part of any Tax paid by Lessee or for which Lessee shall have reimbursed such Tax Indemnitee, such Tax Indemnitee shall pay Lessee an amount equal to the amount of such refund, including any interest received on such refund attributable to such Tax that is properly attributable to the period subsequent to such payment or reimbursement by Lessee, reduced by any Taxes payable by such Tax Indemnitee as a result of the receipt or accrual of such refund and interest, and increased by any Tax benefit realized by such Tax Indemnitee as a result of any payment by such Tax Indemnitee pursuant to this sentence.

         If a Tax Indemnitee elects not to contest any Tax that it is otherwise required to contest in accordance with this CLAUSE (V), or elects to settle, compromise or otherwise terminate any such contest without the consent of Lessee, such election shall constitute a waiver by such Tax Indemnitee of any right to any amount that might otherwise be payable by Lessee pursuant to this SUBSECTION (B) with respect to such Tax (other than any expenses of the contest) and, if Lessee has theretofore provided such Tax Indemnitee with an interest-free loan to pay such amount, such Tax Indemnitee shall promptly repay an amount which, after subtraction of any further net savings of Taxes actually realized by such Tax Indemnitee as a result of such payment, shall be equal to the amount of such interest-free loan, together with interest on the amount of such loan from the date such loan was made to the date of repayment pursuant to this sentence at the rate that would have been paid by the relevant taxing authority had such contest resulted in a refund.

         (vi) If any report or return is required to be filed with respect to any property Tax (or any Tax in the nature of a property Tax) subject to indemnification by Lessee under this SUBSECTION (B), Lessee shall, if permitted by applicable law to do so, timely file such report or return (except for any such report or return as to which Lessor has notified Lessee that Lessor intends to file such report or return) so as to show ownership of the Aircraft in Lessor and, if requested by Lessor, send a copy of such re port or return to Lessor; PROVIDED that Lessor shall have furnished Lessee, at Lessee's request, with such information, not within the control of Lessee, as is in the control of Lessor or Owner Participant, if any, and is reasonably available to such Person and necessary to file such report or return (it being understood that neither Lessor nor Owner Participant shall be required to furnish copies of its actual tax returns). If Lessee is not permitted by applicable law to file any such report or return with respect to such Tax, or has insufficient information to do so, Lessee will promptly notify Lessor of such requirement and prepare and deliver to Lessor a proposed form of such report or return, within a reasonable time prior to the time such report or return is to be filed. If any report or return is required to be filed with respect to any Tax (other than a property Tax or Tax in the nature thereof) for which Lessee is obligated under this SUBSECTION
(B), Lessee will notify the relevant Tax Indemnitee thereof upon Lessee's obtaining actual knowledge of such requirement. In addition, Lessee will furnish upon written request such data in its possession or otherwise reasonably available to it as any Tax Indemnitee may reasonably request to enable such Tax Indemnitee to comply with the requirements of any taxing authority arising out of such Tax Indemnitee's participation in the transactions contemplated by this Lease.


                                                           Annex F to Appendix B

         Each Tax Indemnitee agrees to furnish from time to time to or as directed by Lessee, upon Lessee's written request and at Lessee's expense, such duly executed and properly completed forms, statements or certificates as may be necessary or appropriate in order to claim any available reduction of any Tax for which Lessee may be obligated under this SUBSECTION (B); PROVIDED that Lessee shall have furnished such Tax Indemnitee with any information necessary to complete such form, statement or certificate that is not otherwise reasonably available to such Tax Indemnitee.

         (vii) At the request of Lessee, any statement prepared by a Tax Indemnitee pursuant to this SUBSECTION (B), and any amount payable by or to Lessee pursuant to this SUBSECTION (B), shall be verified and certified by a nationally recognized firm of independent accountants selected by the relevant Tax Indemnitee and reasonably acceptable to Lessee. The costs of any such verification and certification shall be borne by Lessee unless such firm determines that any amount payable (A) by Lessee to a Tax Indemnitee is less than 95% of the amount determined to be so payable by such Tax Indemnitee or (B) by any Tax Indemnitee to Lessee is greater than the amount determined to be so payable by such Tax Indemnitee by at least 5%, in either of which cases the cost of such verification and certification shall be paid by the Tax Indemnitee. In the event such firm shall determine that such amount or statement is incorrect, then such firm shall determine what it believes to be the correct amount, and such determination shall be binding upon the parties. Any Tax return of a Tax Indemnitee provided to such firm shall be confidential and shall be used by it only for purposes of such verification and certification and shall not be disclosed to Lessee.

         (viii) For purposes of this SUBSECTION (B), any reference to Lessor, Owner Trustee, Owner Participant or a Tax Indemnitee shall, with respect to any Tax imposed with respect to a combined, consolidated or affiliated group of which such Person is a member, also include such group and any member thereof.

         (ix) If, at the time any amount would otherwise be payable to Lessee under this subsection (b), an Event of Default or Specified Default shall have occurred and be continuing, such amount shall be held by the relevant Tax Indemnitee as security for the obligations of Lessee under the Operative Documents and invested in accordance with the Section captioned "INVESTMENT OF SECURITY FUNDS" and, if Lessor declares this Lease to be in default pursuant to Annex D, applied against Lessee's obligations under the Operative Documents as and when due. At such time as there shall not be continuing any such Event of Default or Specified Default, such amount shall be paid to Lessee to the extent not previously applied under the preceding sentence; PROVIDED that if any such amount has been so held as security for more than 90 days after any such Event of Default or Specified Default shall have occurred and during which period (A) Lessor shall not have been limited by operation of law or otherwise from exercising remedies hereunder and (B) Lessor shall not have exercised any remedy available to it under Annex D, then such amount shall be paid to Lessee.

         (x) If a Tax Indemnitee is not a party to this Lease, Lessee may require such Tax Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this SUBSECTION (B) prior to making any payments to such Tax Indemnitee under this SUBSECTION (B).

         (xi) The indemnities and other obligations of Lessee (subject to clause
(ii)(F)), and the obligations of each Tax Indemnitee, under this Annex F shall survive the expiration or other termination of the Operative Documents.


                                                           Annex F to Appendix B

                                                                    APPENDIX B-1


                            SUMMARY OF ECONOMIC TERMS


AIRFRAME
MANUFACTURER
AND MODEL                      McDonnell Douglas Corporation, MD-82

YEAR OF
MANUFACTURE:                   1984

AIRFRAME
REGISTRATION
NUMBER:                        N913TW

AIRFRAME
MANUFACTURER
SERIAL NUMBER:                 49184

ENGINE
MANUFACTURER
AND MODEL                      Pratt & Whitney Model JT8D-217A

ENGINE SERIAL
NUMBERS:                       P709733D and P709734D

LESSOR:                        First Security Bank, National Association

OWNER PARTICIPANT:             Airlease, Ltd.

LEASE EXPIRY
DATE:                          January 1, 2009

BASIC MONTHLY                  For all Lease Period Dates through January 1,
RENT IN                          2002: $90,000
ARREARS:                       For all Lease Period Dates thereafter: $100,000

STIPULATED
LOSS VALUES;
TERMINATION
VALUES:                        Attached as Schedule A hereto

MAXIMUM
VALUE OF
REMOVED
OBSOLETE PARTS:                $500,000

DEPOSITS;
RESERVES:                  There will be no security deposits, maintenance
                           reserves or similar requirements, and under no circumstances will Lessee or American (if Lessee is not American) be required to provide additional collateral, letters of credit or other credit support for its obligations under this Lease.

PUT OPTION:                Lessor shall have the right to exercise a put option
                           (the "PUT OPTION") requiring Lessee to purchase the Aircraft from Lessor for a purchase price specified herein (the "PURCHASE PRICE") on any date specified by Lessor occurring on or after October 1, 2001 but not later than March 31, 2002, PROVIDED that Lessor may only exercise the Put Option by providing Lessee with at least 60 days' prior written notice of the date on which such purchase is to occur. The Purchase
                           Price shall be $9,000,000 if the Aircraft is to be so purchased on a date occurring in 2001, and $8,900,000 if the Aircraft is to be so purchased on a date occurring thereafter. If the Aircraft is to be so purchased on a date that is not a Lease Period Date, Lessee shall, on such date, pay to Lessor Basic Rent, calculated on a pro-rata basis to, and including, the date on which Lessee purchases the Aircraft in accordance with the provision of this Lease. In the event that Lessor does not exercise the Put Option, the monthly rent payable in arrears by Lessee to Lessor for the Aircraft shall be as specified in this Summary of Economic Terms, effective for the period of time commencing January 1, 2002 and terminating on the Lease Expiry Date, except as the parties may otherwise agree.

                           Upon payment by Lessee of the purchase price referred to above and all other Supplemental Rent then due and owing to Lessor and Owner Participant: (A) Lessor shall transfer to Lessee, without recourse or warranty (except as to the absence of Lessor's Liens), all of Lessor's right, title and interest in and to the Aircraft and (B) Lessor shall deliver to Lessee or its FAA counsel an FAA standard Form 8050-2 Bill of Sale for the Aircraft (the "FAA BILL OF SALE" and, together with the bill of sale referenced in subsection (A) of this paragraph, the "BILLS OF SALE") and such other documents of transfer, title and registration as may be prescribed by the U.S. Federal Aviation Administration FAA or as may reasonably be requested by the Lessee.

END OF
LEASE TERM
PURCHASE
OPTIONS: Lessee shall have the option at the end of the Lease Term or any Renewal Term to purchase the Aircraft at a price equal to the fair market sales value of the Aircraft. Such option to purchase shall be exercised upon written irrevocable notice from Lessee to Lessor given not less than 180 days prior to the last day of the Lease Term or any Renewal Term, as the case may be. If Lessee shall have so elected to purchase the Aircraft, Lessor shall transfer without recourse or warranty (except as to Lessor's Liens) the Aircraft to Lessee, against payment by Lessee of the applicable purchase price in immediately available funds. Fair market sales value of the Aircraft shall be determined not less than 210 days prior to the end of the Lease Term or any Renewal Term by mutual agreement of Lessor and Lessee or, if they shall be unable to agree, by an Independent Appraisal.

RENEWAL
OPTIONS: Lessee shall have the option to renew this Lease for up to two successive renewal terms (each, a "RENEWAL TERM") having a duration of one year each, in each case at an amount of renewal rent equal to fair market rental value, upon written irrevocable notice from Lessee to Lessor given not less than 180 days prior to the end of the Lease Term or any Renewal Term then in effect, as the case may be. If the Lessee exercises its option to renew the

                           Lease, this Lease shall be extended for the additional period of the Renewal Term on the same conditions (other than the renewal rent) provided for in this Lease, and upon such extension, the term "Lease Term" whenever used in this Lease shall be deemed to refer, unless the context otherwise requires, to such Renewal Term. Fair market rental value shall be determined not less than 210 days prior to the end of the Lease Term or any Renewal Term then in effect by mutual agreement between Lessor and Lessee or, if they shall be unable to agree, by an Independent Appraisal.

                           Lessor will have no rights to extend the Lease Term or compel Lessee to renew the Lease Term.

VOLUNTARY
TERMINATION:               Lessee shall have the right, at its option and upon
                           90 days' prior written notice to Lessor specifying a date of termination (the "TERMINATION DATE"), to terminate this Lease with respect to any Aircraft at any time after the 8th year anniversary of the Commencement Time if, in Lessee's good faith determination (as evidenced by a certificate of a responsible officer of Lessee to such effect), such Aircraft is surplus to Lessee's requirements or economically obsolete to Lessee. Lessee will have the option to act as non-exclusive agent of Lessor in selling the Aircraft.

                           Lessor shall give Lessee irrevocable notice of its election to sell or retain the Aircraft no later than 45 days prior to the Termination Date. If Lessor elects to sell the Aircraft, Lessee, if it has elected to serve as non-exclusive agent for Lessor, shall use its best efforts to obtain bids for the Aircraft. Lessee shall promptly certify to Lessor in writing the amount and terms of each bid received by Lessee and the name and address of the Person (who shall not be Lessee or any affiliate of Lessee) submitting each such bid. Lessor may also, at its expense, independently obtain bids for such purchase and, in the event Lessor receives any such bid, Lessor shall promptly, and in any event at least five Business Days prior to the Termination Date, certify to Lessee in writing the amount and terms of such bid and the name and address of the Person (who shall not be Lessee or any affiliate of Lessee) submitting such bid. On the Termination Date (or such earlier date of sale as may be agreed to in writing by Lessor and Lessee, which date shall thereafter be deemed the Termination Date) (X) Lessee shall, subject to receipt (I) by Lessor of funds in an amount equal to the Termination Value for the Aircraft as of the Termination Date, and (II) by the Persons entitled thereto of all unpaid Supplemental Rent due on or before the Termination Date, deliver the Aircraft to the bidder, if any, which shall have prior to such date submitted the highest cash bid that would result in the highest net proceeds and of which notice shall have been given, and shall duly transfer to Lessor title to any engines installed on the Aircraft but not owned by Lessor in accordance with the Return Conditions, and (Y) Lessor shall, without recourse or warranty (except as to Lessor's Liens), simultaneously therewith sell the Aircraft for cash to such bidder. The total selling price realized at such sale shall be retained by Lessor and, in addition, on the Termination Date, Lessee shall pay to Lessor or, in the case of Supplemental Rent, to the Persons entitled thereto, an amount equal to the sum of (1) the excess, if any, of (A) the Termination Value for the Aircraft as of the Termination Date, over (B) the proceeds of the sale of the Aircraft after deducting the reasonable expenses incurred by Lessor, plus (2) all Supplemental Rent due and owing on the Termination Date. If on or prior to the scheduled Termination Date no sale of the Aircraft shall have occurred and if Lessor shall not have elected to retain the Aircraft, Lessee's notice of termination shall be deemed to be withdrawn as of such scheduled Termination Date and this Lease shall continue in full force and effect. Upon any such sale of the Aircraft, Lessor will transfer to Lessee, without recourse or warranty (except as to Lessor's Liens), all of Lessor's right, title and interest in and to any Engines constituting part of the Aircraft but which are not then installed on the Aircraft.

                           If Lessor shall have elected to retain the Aircraft, on the Termination Date specified in Lessee's termination notice (I) Lessee (X) shall deliver the Aircraft to Lessor, and shall duly transfer to Lessor title to any engines installed on the Aircraft but not owned by Lessor in accordance with the Return Conditions, and (Y) shall pay to Lessor or to the Persons entitled thereto, all Supplemental Rent due and owing on the Termination Date, and (II) Lessor shall transfer to Lessee, without recourse or warranty (except as to Lessor's Liens), all of Lessor's right, title and interest in any to any Engines constituting part of the Aircraft but which are not then installed on the Aircraft.

                           Upon the sale or retention of the Aircraft, as the case may be, in compliance with this Section, this Lease, Lessee's obligation to pay Basic Rent on any Lease Period Date occurring subsequent to the Termination Value Determination Date with respect to which Termination Value is determined (it being agreed that if the Termination Value Determination Date is a Lease Period Date, Lessee shall be required to pay the Basic Rent installment falling due on such Termination Value Determination Date), and Lessee's obligation to pay Supplemental Rent (other than payments of Supplemental Rent for indemnities surviving pursuant to Annex E or Annex F or to be made by Lessee in respect of liabilities and obligations of Lessee which have accrued but not been paid or which are in dispute as of the Termination
                           Date) shall terminate.

                           "TERMINATION VALUE" with respect to the Aircraft as of the Termination Date means the amount set forth in the Summary of Economic Terms opposite the Termination Value Determination Date next preceding the Termination Date (or, if the Termination Date occurs on a Termination Value Determination Date, the amount opposite such Termination Value Determination
                           Date) plus interest at the Prime Rate for the period from and including such Termination Value Determination Date to but excluding such date of determination.

                           Except as set forth in this Summary of Economic Terms, Lessor shall not otherwise have any right to "put" the Aircraft to Lessee, to unwind or otherwise in any way terminate this Lease or to compel Lessee to terminate or unwind this Lease (except pursuant to the exercise of Lessor's remedies in this Lease following an Event of Default).


ASSIGNMENT:                Lessee shall be permitted to assign its rights and
                           obligations under this Lease with Lessor's prior written consent, such consent not to be unreasonably withheld; provided that (i) if Lessee is American, it may assign its rights and obligations under this Lease to any of its affiliates and (ii) if Lessee is an affiliate of American, it may assign its rights and obligations under this Lease to American or to any other affiliate of American, in each of the foregoing cases at any time without Lessor's prior written consent and, with respect to any assignment to an affiliate of American, subject to the execution and delivery by American to Lessor and the Owner
                           Participant, if any, of a guaranty, substantially in the form of the American Guaranty with respect to any such affiliate assignee. Upon any such assignment to an affiliate of American, and immediately prior to the execution of an American Guaranty with respect to such affiliate assignee, any other American Guaranty in effect at such time shall automatically terminate without any further action by American and American shall have no further obligations thereunder.

                     SCHEDULE A TO SUMMARY OF ECONOMIC TERMS

                             AIRLEASE LTD. - N913TW


STIPULATED LOSS VALUE                  STIPULATED LOSS VALUE
DETERMINATION DATE

1-Mar-01                                    $11,100,000
1-Apr-01                                    $11,035,106
1-May-01                                    $10,970,213
1-Jun-01                                    $10,905,319
1-Jul-01                                    $10,840,426
1-Aug-01                                    $10,775,532
1-Sep-01                                    $10,710,638
1-Oct-01                                    $10,645,745
1-Nov-01                                    $10,580,851
1-Dec-01                                    $10,515,957
1-Jan-02                                    $10,451,064
1-Feb-02                                    $10,386,170
1-Mar-02                                    $10,321,277
1-Apr-02                                    $10,256,383
1-May-02                                    $10,191,489
1-Jun-02                                    $10,126,596
1-Jul-02                                    $10,061,702
1-Aug-02                                     $9,996,809
1-Sep-02                                     $9,931,915
1-Oct-02                                     $9,867,021
1-Nov-02                                     $9,802,128
1-Dec-02                                     $9,737,234
1-Jan-03                                     $9,672,340
1-Feb-03                                     $9,607,447
1-Mar-03                                     $9,542,553
1-Apr-03                                     $9,477,660
1-May-03                                     $9,412,766
1-Jun-03                                     $9,347,872
1-Jul-03                                     $9,282,979
1-Aug-03                                     $8,218,085
1-Sep-03                                     $9,153,191
1-Oct-03                                     $9,088,298
1-Nov-03                                     $9,023,404
1-Dec-03                                     $8,958,511
1-Jan-04                                     $8,893,617
1-Feb-04                                     $8,828,723
1-Mar-04                                     $8,763,830
1-Apr-04                                     $8,698,936
1-May-04                                     $8,634,043
1-Jun-04                                     $8,569,149
1-Jul-04                                     $8,504,255
1-Aug-04                                     $8,439,362
1-Sep-04                                     $8,374,468
1-Oct-04                                     $8,309,574
1-Nov-04                                     $8,244,681
1-Dec-04                                     $8,179,787
1-Jan-05                                     $8,114,894
1-Feb-05                                     $8,050,000
1-Mar-05                                     $7,985,106
1-Apr-05                                     $7,920,213
1-May-05                                     $7,855,319

The amounts which are payable during any such Renewal Term in respect of Stipulated Loss Value with respect to the Aircraft shall be determined on the basis of the fair market sales value of the Aircraft as of the commencement of such Renewal Term, amortized on a straight-line basis over such Renewal Term to the fair market sales value of the Aircraft as of the expiration of such Renewal Term, as such fair market sales value in each case be determined prior to the commencement of such Renewal Term by mutual consent of Lessor and Lessee or, if they shall be unable to agree, as determined by an independent Appraisal.

                     SCHEDULE A TO SUMMARY OF ECONOMIC TERMS

                             AIRLEASE LTD. - N913TW


STIPULATED LOSS VALUE                  STIPULATED LOSS VALUE
DETERMINATION DATE


1-Jun-05                                     $7,790,426
1-Jul-05                                     $7,725,532
1-Aug-05                                     $7,660,638
1-Sep-05                                     $7,595,745
1-Oct-05                                     $7,530,851
1-Nov-05                                     $7,465,957
1-Dec-05                                     $7,401,064
1-Jan-06                                     $7,336,170
1-Feb-06                                     $7,271,277
1-Mar-06                                     $7,206,383
1-Apr-06                                     $7,141,489
1-May-06                                     $7,076,596
1-Jun-06                                     $7,011,702
1-Jul-06                                     $6,946,809
1-Aug-06                                     $6,881,915
1-Sep-06                                     $6,817,021
1-Oct-06                                     $6,752,128
1-Nov-06                                     $6,687,234
1-Dec-06                                     $6,622,340
1-Jan-07                                     $6,557,447
1-Feb-07                                     $6,492,553
1-Mar-07                                     $6,427,660
1-Apr-07                                     $6,362,766
1-May-07                                     $6,297,872
1-Jun-07                                     $6,232,979
1-Jul-07                                     $6,168,085
1-Aug-07                                     $6,103,191
1-Sep-07                                     $6,038,298
1-Oct-07                                     $5,973,404
1-Nov-07                                     $5,908,511
1-Dec-07                                     $5,843,617
1-Jan-08                                     $5,778,723
1-Feb-08                                     $5,713,830
1-Mar-08                                     $5,648,936
1-Apr-08                                     $5,584,043
1-May-08                                     $5,519,149
1-Jun-08                                     $5,454,255
1-Jul-08                                     $5,389,362
1-Aug-08                                     $5,324,468
1-Sep-08                                     $5,259,574
1-Oct-08                                     $5,194,861
1-Nov-08                                     $5,129,787
1-Dec-08                                     $5,064,894
1-Jan-07                                     $5,000,000


The amounts which are payable during any such Renewal Term in respect of Stipulated Loss Value with respect to the Aircraft shall be determined on the basis of the fair market sales value of the Aircraft as of the commencement of such Renewal Term, amortized on a straight-line basis over such Renewal Term to the fair market sales value of the Aircraft as of the expiration of such Renewal Term, as such fair market sales value in each case be determined prior to the commencement of such Renewal Term by mutual consent of Lessor and Lessee or, if they shall be unable to agree, as determined by an independent Appraisal.

                                                        Bank of America/Airlease
                                                  Aircraft Tail Numbers:  N913TW






                                                         RETURN CONDITIONS ANNEX




                                RETURN CONDITIONS

         The terms of this return conditions annex (this "Annex") shall apply with respect to the return of the Aircraft to Lessor by or on behalf of Lessee under the Lease, either at the expiration of the Lease Term or upon exercise of Lessor's remedies following an Event of Default.

         Capitalized terms used but not defined in this Annex shall have the respective meanings ascribed in the Lease.

A.       RETURN OF AIRCRAFT

         Except as otherwise provided in the Lease or in this Annex, upon the termination of the Lease at the end of the Lease Term (including any Renewal
Term) or upon exercise of Lessor's remedies following an Event of Default, unless Lessee shall have exercised its option (if any) to purchase the Aircraft pursuant to the terms of the Lease, Lessee will return the Aircraft to Lessor by delivering the same, at its own expense, to any one of Lessee's or American's (if American is not Lessee) maintenance facilities in the 48 contiguous United States which is on Lessee's or American's (if American is not Lessee) route system, as selected by Lessee, or, if Lessor has requested storage pursuant to Section H of this Annex, to the location determined in accordance with such Section H. The Aircraft, at the time of return to Lessor, shall be in a configuration suitable for commercial passenger service and shall be fully equipped with two Engines (which may be Replacement Engines owned by Lessee) duly installed thereon. At the time of the return of the Aircraft to Lessor, Lessor and Lessee shall execute a Return Acceptance Supplement in the form of Exhibit A attached hereto.

B.       RETURN OF MANUALS AND DATA

         At the time of the return of the Aircraft, Lessee shall deliver or cause to be delivered to Lessor all logs, manuals, certificates and data, and inspection, modification, overhaul and repair records required to be maintained with respect thereto following the Commencement Time under applicable rules and regulations of the FAA (the "Records"), which shall be in such condition as to demonstrate compliance with the obligations of the Lessee under the maintenance provisions of the Lease. At the time of delivery of the Records pursuant to this Annex, Lessor and Lessee shall execute an Aircraft Documentation Return Receipt in the form of Exhibit B attached hereto.

         Notwithstanding anything to the contrary contained in this Annex or the Lease, Lessee's return obligation under this Annex shall be limited to returning all such equipment, manuals and other property as were delivered to Lessee at the Commencement Time or were developed by Lessee or were used by Lessee in respect of the Aircraft during the Lease Term.

C.       MODIFICATION KITS

         Lessor may request and Lessee shall provide any modification kits or other such items that are on order for the Aircraft, and Lessor shall reimburse Lessee for the cost of such kits. Lessee shall be responsible for ordering all no charge kits and, if not incorporated, shall return them to Lessor with the Aircraft at no charge to Lessor.

D.       CONDITION OF AIRCRAFT AT RETURN

         At the time of return of the Aircraft to Lessor hereunder:

         (1) REGISTRATION; CERTIFICATION. The Aircraft will be registered under the laws of the United States with the FAA in the name of Lessor or its designee, PROVIDED that Lessee shall be relieved of its obligation to register the Aircraft with the FAA if such registration is prohibited by reason of the failure of Lessor, an owner participant or Lessor's designee to comply with the citizenship or other eligibility requirements for registration of aircraft under the Transportation Code.

         The Aircraft shall have a currently effective certificate of airworthiness issued by the FAA and shall be in full compliance with the provisions of Part 121 of the U.S. Federal Aviation Regulations and U.S. regulations applicable to the Aircraft's operations for noise, emissions and environment and be eligible for continued registration and operation in the United States under the provisions of such Part 121 with no restrictions, waivers or exemptions.

         (2) COMPLIANCE WITH MAINTENANCE PROGRAM. The Aircraft shall be in compliance with the Maintenance Program (including the associated corrosion prevention and control program).

         (3) REPAIRS. All repairs that were performed since delivery of the Aircraft to the Lessee at the Commencement Time and that then exist on the Aircraft shall be permanent and shall have FAA approval if required. All such repairs shall be provided with data and documentation necessary to verify and substantiate their certification and methods of compliance. Lessee shall keep and maintain a complete summary listing of all repairs performed after the Commencement Time.

         (4) MODIFICATIONS. All modifications to the Aircraft made after the Commencement Time that have not been removed by Lessee at or prior to the return of the Aircraft shall be in accordance with FAA-approved data. All such modifications shall be provided with data and documentation necessary to substantiate their certification, approval and methods of compliance. Lessee shall keep and maintain a complete summary listing of all modifications performed after the Commencement Time (it being understood and agreed that nothing set forth in this Annex shall derogate from Lessee's rights and obligations with respect to the alteration and modification of the Aircraft as set forth in the Lease).

         (5) AIRWORTHINESS DIRECTIVES AND MANDATORY REGULATIONS. Subject to provision in the Lease concerning the sharing of costs between Lessor and Lessee with respect to compliance with airworthiness directives, if any, all FAA airworthiness directives and U.S. Federal Aviation Regulations applicable to the Aircraft (including its systems and components) requiring compliance or terminating compliance on or prior to the expiration of the Lease Term shall be accomplished in compliance with the issuing company or agency's specific instructions without regard to any alternate means of compliance, waiver or operator exemptions that delay compliance with such FAA airworthiness directives or U.S. Federal Aviation Regulations. Lessee shall provide a current and accurate status report and all hard copy records evidencing, when accomplished, times and cycles and methods of accomplishment with the appropriate signatures or stamps.

         (6) RETURN STATUS.

                  (i) OPERATING CONDITION. At the expiration of the Lease Term, the Aircraft shall be in good operating condition, ordinary wear and tear excepted, and all modifications and maintenance of the Aircraft after the Commencement Time shall have been performed in such a manner as to demonstrate compliance with the obligations of Lessee under the maintenance provisions of the Lease.

                  (ii) "C" CHECK TIME REMAINING. The Airframe shall have 100% remaining time (i.e., a full "C" check interval) until its next scheduled "C" check under the Maintenance Program, as measured by hour, cycle or calendar day, whichever is applicable and most limiting. Notwithstanding the immediately preceding sentence, the Aircraft may be returned with less time remaining to the next scheduled "C" check. If the Aircraft is returned with less time remaining than 100%, Lessee shall pay to Lessor, for each hour, cycle or calendar day below 100%, a U.S. dollar amount computed by dividing (I) Lessee's U.S. dollar cost of completing a "C" check in accordance with the Maintenance Program (at Lessee's internal rates with no mark-up) at the time of return of the Aircraft by (II) the total number of hours, cycles or calendar days, as applicable, in the applicable "C" check interval.

                  (iii) "HEAVY C" CHECK TIME REMAINING. The Airframe shall have at least 25% remaining time until its next scheduled most comprehensive structural overhaul ("Heavy C" check) under the Maintenance Program, as measured by hour, cycle or calendar day, whichever is applicable and most limiting. Notwithstanding the immediately preceding sentence, the Aircraft may be returned with more or less time remaining to the next scheduled "Heavy C" check. If the Aircraft is returned with less time remaining than 25%, Lessee shall pay to Lessor, and if the Aircraft is returned with more time remaining than 25%, Lessor shall pay to Lessee, for each hour, cycle or calendar day below or above 25%, as applicable, a U.S. dollar amount computed by dividing (I) Lessee's U.S. dollar cost of completing a "Heavy C" check in accordance with the Maintenance Program (at Lessee's internal rates with no mark-up) at the time of return of the Aircraft by (II) the total number of hours, cycles or calendar days, as applicable, in the applicable "Heavy C" check interval.

                  (iv) LANDING GEAR TIME REMAINING. The installed nose and main landing gears and components of the Aircraft and their associated actuators, side braces and parts (the "Landing Gear") shall have at least 25% remaining time until the next scheduled Landing Gear overhaul under the Maintenance Program as measured by hour, cycle or calendar day, whichever is applicable and most limiting. Notwithstanding the immediately preceding sentence, the Aircraft may be returned with more or less time remaining to the next scheduled Landing Gear overhaul. If the Aircraft is returned with less time remaining than 25%, Lessee shall pay to Lessor, and if the Aircraft is returned with more time remaining than 25%, Lessor shall pay to Lessee, for each hour, cycle or calendar day below or above 25%, as applicable, a U.S. dollar amount computed by dividing (I) Lessee's U.S. dollar cost of completing a Landing Gear overhaul in accordance with the Maintenance Program (at Lessee's internal rates with no mark-up) at the time of return of the Aircraft by (II) the total number of hours, cycles or calendar days, as applicable, in the applicable Landing Gear overhaul interval.

                  (v) ENGINE LIFE-LIMITED PART CYCLE LIFE REMAINING.Each engine life-limited part shall have at least 25% remaining of its total cycle life until such part's next scheduled replacement or refurbishment under the Maintenance Program. Notwithstanding the immediately preceding sentence, the Aircraft may be returned with more or less cycle life remaining to the next scheduled replacement or refurbishment of any such part. If the Aircraft is returned with less cycle life remaining than 25% for any such part, Lessee shall pay to Lessor, and if the Aircraft is returned with more cycle life remaining than 25% for any such part, Lessor shall pay to Lessee, for each cycle below or above 25%, as applicable, a U.S. dollar amount computed by dividing (I) Lessee's U.S. dollar cost of replacing or refurbishing such part in accordance with the Maintenance Program (at Lessee's internal rates with no mark-up) at the time of return of the Aircraft by (II) the total number of cycles in such part's total cycle life.

                  (vi) ENGINES TIME REMAINING. Each Engine returned with the Aircraft shall have at least 25% remaining time until its next required performance restoring overhaul under the Maintenance Program (based on Lessee's mean time between such overhauls for engines of the same type operated by Lessee) as measured by hour, cycle or calendar day, whichever is applicable and most limiting. Notwithstanding the immediately preceding sentence, the Aircraft may be returned with more or less time remaining to the next required performance restoring overhaul of any such Engine. If the Aircraft is returned with less time remaining than 25% for any such Engine, Lessee shall pay to Lessor, and if the Aircraft is returned with more time remaining than 25% for any such Engine, Lessor shall pay to Lessee, for each hour, cycle or calendar day below or above 25%, as applicable, a U.S. dollar amount computed by dividing (I) Lessee's U.S. dollar cost of completing a performance restoring overhaul of such Engine in accordance with the Maintenance Program (at Lessee's internal rates with no mark-up) at the time of return of the Aircraft by (II) the total number of hours, cycles or calendar days, as applicable, in the applicable performance restoring overhaul interval for such Engine.

                  (vii) ENGINE BORESCOPE INSPECTION. A full cold and hot section video borescope inspection in accordance with the Maintenance Program and a full on-wing power assurance run in accordance with the Maintenance Program shall have been performed by Lessee for each Engine in the presence of a representative of Lessor prior to return of the Aircraft, and Lessee shall have corrected, at Lessee's expense, discrepancies found during such inspections that are determined to be outside the limits permitted by the Maintenance Program.

                  (viii) APU. The auxiliary power unit of the Aircraft ("APU") shall be in serviceable condition.

         (7) DEFERRED MAINTENANCE. There shall be no deferred maintenance items, scheduled or unscheduled, or watch items or items requiring repetitive inspections against the Aircraft, including those identified in pre-delivery inspections or test flights, that are outside of the limits established by the Maintenance Program.

         (8) GENERAL APPEARANCE. The Aircraft shall be clean and shall be in suitable condition to be placed into U.S. scheduled revenue airline operations under Part 121 of the U.S. Federal Aviation Regulations.

         (9) FUEL. Lessee shall have no obligation with respect to the amount of fuel or oil contained in the Aircraft and all fuel or oil remaining on board the Aircraft at the time of its return hereunder shall be the property of Lessor without charge.

         (10) SPECIAL MARKINGS. All internal and external airline designation markings appearing on the Aircraft shall have been removed or painted over in a workmanlike manner (in accordance with Lessee's customary practice).

F.       PRE-RETURN INSPECTIONS

         Immediately prior to the redelivery of the Aircraft, Lessee shall make the Aircraft available to Lessor for an inspection that shall include ground functional checks to verify compliance with the return conditions set forth in this Annex and, at Lessor's request, a one-hour demonstration flight of the Aircraft, conducted by Lessee using Lessee's usual test flight procedures. Lessor shall be permitted to have up to two representatives to be direct observers of the demonstration flight. The cost of the demonstration flight shall be paid by Lessee. In the event that the demonstration flight reveals any operational discrepancies that are determined to be outside the limits permitted by the Maintenance Program or other items or conditions that would prevent the Aircraft from meeting the return conditions specified in this Annex, Lessee will correct, at Lessee's expense, such discrepancies, items or conditions. Lessor and such Lessor's representatives shall execute and deliver to Lessee prior to such demonstration flight releases and waivers of liability in form and substance reasonably satisfactory to Lessee. Any inspection or demonstration flight shall be subject to the confidentiality provisions set forth in the Lease with respect to inspections of the Aircraft.

G.       NO LIENS

         At the time of return of the Aircraft, it shall be free and clear of all Liens other than Lessor's Liens and Permitted Liens referred to in clause
(i) or (viii) of the definition thereof.

H.       STORAGE UPON RETURN

         Upon written request of Lessor received at least 30 days prior to the end of the Lease Term, Lessee will provide Lessor with storage facilities and maintenance services for the Aircraft for a period not exceeding 90 days at such location in the continental United States as selected by Lessee. Any storage facilities provided by Lessee for the Aircraft pursuant to this Section H shall, in all cases, be at the cost to Lessor of insurance and at Lessor's risk of loss. In exchange for the maintenance and storage services described in this Section H, Lessee will charge Lessor, and Lessor will pay to Lessee, Lessee's rates customarily charged to third parties for similar maintenance and storage services.

I.       REPLACEMENT ENGINES

         In the event that any engine not owned by Lessor shall be delivered with the Airframe at the time of return, Lessee, concurrently with such delivery, will furnish

Lessor with a warranty (as to title) bill of sale (which warranty shall except Lessor's Liens and Permitted Liens of the type described in clause (viii) of the definition thereof) with respect to such engine, and Lessor will transfer to Lessee, without recourse or warranty (except as to Lessor's Liens), all Lessor's right, title and interest in and to an Engine constituting part of the Aircraft but not installed on the Airframe at the time of the return of the Airframe.

J.       PAYMENT MECHANICS

         Any payments required to be made pursuant to this Annex shall be made in U.S. dollars in immediately available funds to such bank account as is designated by the payee.

                                               Bank of America/Airlease Aircraft
                                                           Tail Numbers:  N913TW





                       EXHIBITS TO RETURN CONDITIONS ANNEX





Exhibit A:     Return Acceptance Supplement


Exhibit B:     Aircraft Documentation Return Receipt

                                                  EXHIBIT A TO RETURN CONDITIONS
                                                               ANNEX




                          RETURN ACCEPTANCE SUPPLEMENT
                                      Dated ___________________
                                           to Lease No. ______
                                      Relating to Model ____ Aircraft
                                                  between
                          ___________________________________
                                       (LESSOR)
                                          and
                          ___________________________________
                                       (LESSEE)
         This Return Acceptance Supplement is executed by the parties hereto to confirm that on the date of this Return Acceptance Supplement at _____________ [time] the following described Aircraft:

          Manufacturer    ..............................
          Model.........................................
          Manufacturer's Serial No. ....................
          Aircraft Hours and Cycles .................... (See Attachment 1)

         including the following described Engines installed thereon:

         MANUFACTURER        MAKE AND MODEL        MANUFACTURER'S SERIAL NO.





         was delivered by Lessee to Lessor.

         This Return Acceptance Supplement is intended to be delivered by Lessor to Lessee in _____________________.


         IN WITNESS WHEREOF, the parties hereto have caused this Return Acceptance Supplement to be executed by their duly authorized representatives as of the day and year first above written.



         ___________________________              _____________________________
                 (LESSEE)                                   (LESSOR)

By _______________________________       By ______________________________

Its ______________________________       Its _____________________________



         ATTACHMENT 1:  "Aircraft Hours and Cycles"

                                                           ATTACHMENT 1 TO
                                                    RETURN ACCEPTANCE SUPPLEMENT




                               AIRCRAFT HOURS AND CYCLES
                                     AS OF ________________
                                     MODEL _____ AIRCRAFT


REGISTRATION MARKINGS ______________                       SERIAL NUMBER _______

A. AIRFRAME:

Aircraft Total Time (Hours)............................... ______________

Aircraft Total Landings (Cycles).......................... ______________

Aircraft (and Engine) "C" Check--
   Hours/Cycles/Days since last check .................... ______________

Aircraft (and Engine) "Heavy C" Check--
   Hours/Cycles/Days since last check .................... ______________


B.      ENGINES--MODEL:


                                             HOURS/CYCLES/DAYS     CYCLES
                                                SINCE LAST         TO NEXT
                                TOTAL           PERFORMANCE     REPLACEMENT OF
                SERIAL          ENGINE  TOTAL    RESTORING       LOWEST LIFE
POSITION        NUMBER          CYCLES  TIME     OVERHAUL        LIMITED PART

1
2

                                                           ATTACHMENT 1 TO
                                                    RETURN ACCEPTANCE SUPPLEMENT




C. APU - MODEL: __________________________


SERIAL NUMBER                      TOTAL
                                HOURS/CYCLES





D. LANDING GEAR:



                                                           HOURS/CYCLES/DAYS
                       SERIAL NUMBER    HOURS/CYCLES       SINCE LAST OVERHAUL

Nose Landing Gear

Left Main Gear

Right Main Gear

                                                 EXHIBIT  B TO RETURN CONDITIONS
                                                                 ANNEX




                   AIRCRAFT DOCUMENTATION RETURN RECEIPT

         _________________ ("Lessee"), a [Delaware] ______________, and
____________________ ("Lessor"), a _______________________________, hereby confirm the return delivery by Lessee and receipt by Lessor of the Aircraft Documentation listed on Attachment 1 hereto and made a Part hereof, on ___________, in _________________, at _______________________local time. [Lessor is executing this return receipt pursuant to the instructions of ___________________, a ______________ ("Owner Participant"), such instructions attached hereto as Attachment 2.]


_____________________________                  ___________________________
         (LESSEE)                                       (LESSOR)



By _______________________             By ___________________________

Its  _______________________           Its  ___________________________


ATTACHMENTS (2)

                                                  EXHIBIT B TO RETURN CONDITIONS
                                                              ANNEX




                                                                   ATTACHMENT 1

                                AIRCRAFT DOCUMENTATION


                                 IDENTIFICATION
               TITLE                 NUMBER                     QUANTITY

                                                                      APPENDIX C






                               [Letterhead of TWA]


                                                                          [Date]

TO THE PERSONS LISTED ON SCHEDULE A ATTACHED HERETO:

                 ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

Ladies and Gentlemen:

         American Airlines, Inc., a Delaware corporation ("AMERICAN"), and Trans World Airlines, Inc., a Delaware corporation (together with any predecessors or affiliates, "TWA") have entered into an Asset Purchase Agreement (as amended from time to time, the "ASSET PURCHASE AGREEMENT"), dated as of January 9, 2001, pursuant to which American has agreed with TWA, subject to certain terms and conditions, to enter into a leasing transaction at the Commencement Time (as defined below) with respect to the aircraft (the "AIRCRAFT") specified in Schedule A attached hereto. One such condition is that this Agreement shall have been entered into. All capitalized terms used but not defined herein shall have the respective meanings given them in Appendix A hereto. This Assignment, Assumption and Amendment Agreement, together with all annexes, schedules and other attachments hereto, is referred to collectively as this "AGREEMENT".

         The person listed on Schedule A hereto as lessor (the "LESSOR") has agreed to lease the Aircraft to TWA Airlines LLC, a wholly-owned subsidiary of American (the "LESSEE") (such leasing transaction, the "TRANSACTION"). The Transaction has the terms (the "TRANSACTION TERMS") separately agreed by American and each other person who is a party to, or who has consented to, an Assumption and Lease Agreement (as may be amended, modified or assigned from time to time, the "ASSUMPTION AND LEASE AGREEMENT") relating to the Aircraft and, if entered into, more extensive leasing documents incorporating all of the Transaction Terms (such leasing documents, the "SUBSTITUTE TRANSACTION DOCUMENTS").

         TWA and the other parties hereto (such other parties other than American and the Lessee, the "EXISTING TWA PARTIES") hereby agree as follows:

SECTION 1.  AMENDMENT, ASSIGNMENT AND ASSUMPTION.

         (a) Effective immediately prior to the Commencement Time, subject to the occurrence of the Commencement Time, the Existing TWA Parties hereby amend and restate and, to the extent necessary, terminate, effective at the Commencement Time, each TWA Lease Document, such that the terms and conditions of the TWA Lease Documents are replaced, deleted and superseded in their entirety by the Assumption and Lease Agreement; PROVIDED, HOWEVER, that the TWA Trust Agreement, if any, and the



        FORM OF ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (GENERAL)

TWA Purchase Agreement Assignment, if any, listed in Schedule B shall not be so amended and restated or terminated, but shall only be amended to the extent necessary to make their respective terms consistent with the Transaction Terms.

         (b) Effective at the Commencement Time, subject to the occurrence of the Commencement Time, TWA hereby assigns to the Lessee all of the rights of the "Lessee" under the TWA Lease Documents, as amended, restated and/or terminated as provided herein (and only as so amended, restated and/or terminated) and the Lessee hereby assumes all of the obligations of TWA under the TWA Lease Documents, as so amended, restated and/or terminated (and only as so amended, restated and/or terminated); PROVIDED that (A) neither American nor the Lessee will have any responsibility or liability for any act or omission of TWA at any time or for any act, claim, event, circumstance or condition existing, accruing, arising or occurring at any time at or prior to the Commencement Time (any of the foregoing, a "PRIOR CLAIM"); (B) neither American nor the Lessee assumes or agrees to pay, satisfy, discharge or perform, and will not be deemed for any reason whatsoever to have assumed, or agreed to pay, satisfy, discharge or perform, any liability, obligation or indebtedness of TWA with respect to the Aircraft, Airframe or Engines, or otherwise, whether primary or secondary, direct or indirect, including without limitation any and all liabilities and obligations of TWA resulting from, caused by or arising out of, directly or indirectly, any act or omission of TWA, the conduct of its business or ownership or lease of any of its properties or assets (including the Aircraft) or any properties or assets used by TWA at any time, including without limitation such of the foregoing as constitute, may constitute or are alleged to constitute a tort, breach of contract or violation of requirements of any law; (C) neither American nor the Lessee will be responsible for any rental or other payments arising or accruing at any time at or prior to, or in respect of any period at or prior to, the Commencement Time, even if the payment date therefor under the TWA Lease Documents would have occurred after the Commencement Time; and (D) neither American nor the Lessee shall have any liability for any Prior Claim that results or arises from the execution or performance of this Agreement, the Assumption and Lease Agreement or any Substitute Transaction Document.

         (c) Each of the Lessor and the Owner Participant, if any, hereby consents to the assignment and assumption contained in paragraph (b) of this
Section 1.

         (d) Each Lessor Party agrees that, effective at (and subject to the occurrence of) the Commencement Time, such Lessor Party waives any right and relinquishes any claim it may have against TWA or against any collateral securing any such claim with respect to any difference between its rights, including the amounts to be received, hereunder and its rights, including the amounts that would be received, under the TWA Lease Documents prior to their amendment or that arises out of the amendment effected hereby. It is understood that the Lessor Parties do not, under this Agreement, waive (I) the right they may have to receive payment from TWA of amounts owed by TWA under the TWA


                                        2


        FORM OF ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (GENERAL)

Lease Documents at any time prior to the Commencement Time or (II) any rights or remedies they may have against TWA with respect to events or circumstances arising or occurring before the Commencement Time (including rights or remedies arising under Section 1110 of the Bankruptcy Code (11 U.S.C. ss. 1110) or with respect to Retained Liabilities (as defined in the Asset Purchase Agreement)). Each Lessor Party acknowledges that it has no right or claim against American, the Lessee or any of American's other affiliates with respect to any of the foregoing.

         (e) At or prior to the Commencement Time, the parties will execute and deliver such additional documents as may be necessary or appropriate to be filed for recordation with the FAA to consummate the transaction contemplated hereby.

SECTION 2.  LIMITATION ON TWA LIABILITY OTHER THAN RETAINED LIABILITIES.

         Notwithstanding any provision to the contrary in the Transaction Terms, the Assumption and Lease Agreement, or this Agreement, TWA shall not have any liability after the Commencement Time other than Retained Liabilities (as defined in the Asset Purchase Agreement).

SECTION 3.  INSTRUCTION.

         If Schedule A lists an owner participant (the "OWNER PARTICIPANT"), the Owner Participant hereby authorizes and directs the Lessor to execute and deliver this Agreement.

         Unless otherwise expressly specified or permitted by the terms hereof, all notices required or permitted under the terms and provisions hereof shall be in English and in writing, and any such notice may be given by U.S. mail, courier service, telegram, cable or facsimile (confirmed by telephone or in writing in the case of notice by telegram, cable or facsimile) or any other customary means of communication, and any such notice shall be effective when delivered to the recipient thereof in accordance with the provisions of this Section, (I) if to TWA, American or the Lessee, to its respective address (including facsimile number) set forth below its signature at the foot of this Agreement, or (II) if to any other party hereto, to its respective address set forth on Schedule A to this Agreement.

SECTION 4.  SEPARATE COUNTERPARTS.

         This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original. Each counterpart of this Agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument.


                                        3


        FORM OF ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (GENERAL)

SECTION 5.  ENTIRE AGREEMENT.

         This Agreement, including all the schedules, exhibits and annexes hereto, the Assignment, Assumption and Amendment Agreement (when executed and delivered) and the Substitute Transaction Documents (when executed and delivered) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

SECTION 6.  HEADINGS.

         The headings of the various sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 7.  BINDING EFFECT.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns and no other person.

SECTION 8.  AMENDMENTS.

         The provisions of this Agreement may be modified or amended only by an instrument or instruments in writing signed by each party hereto and consented to by American.

SECTION 9.  GOVERNING LAW.

         THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.
















                                        4


        FORM OF ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (GENERAL)

The parties hereto have signed this Agreement as of the date first written above.

                           Sincerely yours,

                           TRANS WORLD AIRLINES, INC.



                           By: ________________________
                               Name:
                               Title:
                               Address:





                                        5


        FORM OF ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (GENERAL)

ACKNOWLEDGED AND AGREED


AMERICAN AIRLINES, INC.





By: _________________________
    Name:
    Title:

    Address: 4333 Amon Carter Boulevard
             Mail Drop 5662
             Ft. Worth, Texas 76155
             Attn:  Treasurer
             Fax: (817) 967-4318
             Tel:  (817) 963-1234



TWA AIRLINES LLC





By: _________________________
    Name:
    Title:

    Address: One City Centre
             515 North Sixth Street
             St. Louis, Missouri 63101
             Attn:
             Fax:
             Tel:











                                        6


        FORM OF ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (GENERAL)

[NAME OF LESSOR/OWNER TRUSTEE]



By: ________________________________
    Name:
    Title:



[NAME OF OWNER PARTICIPANT]



By: ________________________________
    Name:
    Title:









                                        7


        FORM OF ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (GENERAL)

                                                                      SCHEDULE A






                          AIRCRAFT AND LESSOR PARTIES



        FORM OF ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (GENERAL)

                                                                      SCHEDULE B






                              TWA LEASE DOCUMENTS











        FORM OF ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (GENERAL)

                                                                      APPENDIX A






                                   DEFINITIONS



         "COMMENCEMENT TIME" means the time on the Closing Date when (i) TWA, American and the Lessor Parties shall have executed and delivered the Assignment, Assumption and Amendment Agreement and (ii) the closing under the Asset Purchase Agreement shall have occurred.

         "FAA" means the Federal Aviation Administration of the U.S. and any successor governmental authority.

         "TWA LEASE DOCUMENTS" means all leases, mortgages, loan agreements, notes, indentures, trust agreements, participation agreements, purchase agreement assignments, security agreements, letter agreements and all other agreements with respect to the Aircraft, in each case, to which TWA is a party or by which TWA is bound or by which TWA's rights are affected, including, without limitation, the documents listed in Schedule B hereto but excluding any purchase agreement with a manufacturer of the Aircraft, the Engines (as defined in the Assumption and Lease Agreement) or any Parts (as defined in the Assumption and Lease Agreement).




        FORM OF ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (GENERAL)

                                                                      APPENDIX D






              [FORM OF LESSEE ASSIGNMENT AND ASSUMPTION AGREEMENT]

                     [Letterhead of American Airlines, Inc.]


To:      [AA Subsidiary]

Re: Assumption and Lease Agreement, dated ___________, _____, regarding the Aircraft bearing U.S. registration number _____________



Ladies and Gentlemen:

         We refer to the Assumption and Lease Agreement specified above (as amended hereby and from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American Airlines, Inc., a Delaware corporation, ("AMERICAN") hereby assigns to you all of its rights under the Assumption and Lease Agreement, and you hereby assume all of the obligations of American under the Assumption and Lease Agreement. For the express benefit of the Lessor Parties, you and American each agrees that the execution, delivery and performance of this Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by you shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         For the express benefit of the Lessor Parties, today and at the Commencement Time:

         (1) you make the representations set forth in paragraphs 1(b) - (d) of Appendix F of the Assumption and Lease Agreement as if (a) such representations were applicable to you, (b) such representations were fully set forth herein, and (c) such representation and warranties explicitly related to this Agreement and the Assumption and Lease Agreement, and

         (2) you also represent that you are an entity duly formed or incorporated and validly existing in good standing under the laws of the State of Delaware, are a Certificated Air Carrier, are a Citizen of the United States, have the corporate or company power and authority to own or hold under lease your properties and to enter into and perform those obligations undertaken by American under the Assumption and Lease Agreement and assumed by you hereby and are duly qualified to do business as a foreign corporation in good standing in each state in which you have intrastate routes or have a principal office or a major overhaul facility (other than failures to so qualify that would not have a material adverse effect on the consolidated financial condition of you and your subsidiaries, considered as a whole), and your chief executive office (as such term is used the Uniform Commercial Code as in effect in your state of formation or incorporation) is located in Texas.

         THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

         The parties hereto have signed this Lessee Assignment and Assumption Agreement as of the date written below.

                                                 Sincerely yours,

                                                 American Airlines, Inc.

                                                 By:____________________________
                                                    Name:
                                                    Title:


ACKNOWLEDGED AND
AGREED

[AA Subsidiary]

By:____________________________
   Name:
   Title:

Dated as of: _______________, ______

                                                                      APPENDIX E





                           [Form of American Guaranty]

                     [Letterhead of American Airlines, Inc.]


To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("American") and _______ (the "Assignee")

         relating to

         Assumption and Lease Agreement, dated ___________, _____, regarding the Aircraft bearing U.S. registration number _____________


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with the terms of the Assumption and Lease Agreement and the Substitute Transaction Documents, if any. This guaranty is a guaranty of payment and not of collectibility.

         For the express benefit of the Lessor Parties, today and at the Commencement Time: American makes and confirms the representations set forth in paragraphs 1(a) - (d) of Appendix F of the Assumption and Lease Agreement as if
(a) such representations were fully set forth herein and (b) such representations and warranties explicitly related to this Agreement.

THIS GUARANTY IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

         American has signed this American Guaranty as of the date written below. This American Guaranty may be executed by facsimile or mechanical signature, and such facsimile or mechanical signature shall be deemed an original.

                            Sincerely yours,

                            American Airlines, Inc.




                            By:________________
                               Name:
                               Title:





Dated as of: _______________, ______.

                                                                      APPENDIX F


                         REPRESENTATIONS AND WARRANTIES


 1.      REPRESENTATIONS AND WARRANTIES OF AMERICAN

American represents and warrants that as of the date of this Agreement and as of the Commencement Time:

         (a) American is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware, is a Certificated Air Carrier, has the corporate power and authority to own or hold under lease its properties and to enter into and perform its obligations under this Agreement and is duly qualified to do business as a foreign corporation in good standing in each state in which it has intrastate routes or has a principal office or a major overhaul facility (other than failures to so qualify that would not have a material adverse effect on the consolidated financial condition of American and its subsidiaries, considered as a whole);

         (b) the execution, delivery and performance by American of this Agreement have been duly authorized by all necessary corporate action on the part of American, do not require any stockholder approval or approval or consent of any trustee or holder of any indebtedness or obligations of American, except such as have been duly obtained and are in full force and effect, and do not contravene, conflict with any law, governmental rule, regulation, judgment or order binding on American or the Certificate of Incorporation or By-Laws of American or contravene or result in a breach of, or constitute a default under, or result in the creation of any Lien upon the property of American under, any indenture, mortgage, contract or other agreement to which American is a party or by which it or any of its properties are bound or affected, PROVIDED that American makes no representation or warranty with respect to compliance with or absence of conflicts with, any of the TWA Lease Documents, any requirement of the U.S. Bankruptcy Code with respect to TWA or any judgment or order entered in connection with the bankruptcy proceedings involving TWA;

         (c) neither the execution and delivery by American of this Agreement, nor the consummation by American of any of the transactions contemplated hereby, requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action in respect of the Department of Transportation, the FAA or any other Federal, state or foreign governmental authority or agency, except for (I) such consents, approvals, notices, representations and actions as have already been obtained, given, made or completed, and (II) any other consent, approval, notice, registration or action that may be required under the TWA Lease Documents, or in connection with the bankruptcy proceedings involving TWA; and

         (d) this Agreement has been duly executed and delivered by American and constitutes the legal, valid and binding obligation of American enforceable against American in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

 2.      REPRESENTATIONS AND WARRANTIES OF OWNER PARTICIPANT

         The Owner Participant represents and warrants that as of the date of this Agreement and as of the Commencement Time:

         (a) The Owner Participant is a limited partnership duly organized and validly existing in good standing under the laws of jurisdiction of its organization, is a Citizen of the United States, has the power and authority to own or hold under lease its properties and to enter into and perform its obligations under this Agreement and is duly qualified to do business as a foreign corporation in good standing in each state where the nature of the business conducted by it or the properties owned or leased by it requires qualification (other than failures to so qualify that would not have a material adverse effect on the consolidated financial condition of the Owner Participant and its subsidiaries, considered as a whole;

         (b) Airlease Management Services, Inc. ("AMSI"), the general partner of Owner Participant, is a corporation duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its organization.

         (c) the execution, delivery and performance by the Owner Participant of this Agreement have been duly authorized by all necessary corporate action on the part of AMSI and all necessary partnership action on the part of the Owner Participant, do not require any stockholder approval or approval or consent of any trustee or holder of any indebtedness or obligations of AMSI or the Owner Participant, except such as have been or will be prior to the Commencement Time duly obtained and are in full force and effect, and do not contravene any law, governmental rule, regulation, judgment or order binding on AMSI or the Owner Participant or the Certificate of Incorporation or By-Laws of AMSI or the partnership agreement of the Owner Participant or contravene, conflict with or result in a breach of, or constitute a default under, or result in the creation of any Lien upon the property of AMSI or the Owner Participant under, any indenture, mortgage, contract or other agreement to which AMSI or the Owner Participant is a party or by which it or any of its respective properties may be bound or affected;

         (d) neither the execution and delivery by the Owner Participant of this Agreement, nor the consummation by the Owner Participant of any of the transactions contemplated hereby, requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action in respect of the Department of

Transportation, the FAA or any other Federal, state or foreign governmental authority or agency or any other Person, except for such consents, approvals, notices, representations and actions as have been or will be prior to the Commencement Time obtained, given, made or completed;

         (e) this Agreement has been duly executed and delivered by the Owner Participant and constitutes the legal, valid and binding obligation of the Owner Participant enforceable against the Owner Participant in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

         (f) other than the TWA Lease Documents listed on Schedule B hereto and the corresponding purchase agreements with the manufacturers of the Aircraft, there are no leases, mortgages, loan agreements, notes, indentures, trust agreements, participation agreements, purchase agreement assignments, security agreements or other agreements with respect to the Aircraft; all parties to the TWA Lease Documents have been listed on Schedule A to this Agreement; and

         (g) the Trust Estate is free of Lessor's Liens attributable to the Owner Participant.

 3.      REPRESENTATIONS AND WARRANTIES OF THE BANK

         The Bank represents and warrants that as of the date of this Agreement and as of the Commencement Time:

         (a) The Bank is a national banking association duly organized and validly existing in good standing under the laws of the United States, is a Citizen of the United States, has the corporate power and authority to own or hold under lease its properties and to enter into and perform its obligations under this Agreement;

         (b) the execution, delivery and performance by the Owner Trustee of this Agreement have been duly authorized by all necessary corporate action on the part of the Owner Trustee, do not require any stockholder approval or approval or consent of any trustee or holder of any indebtedness or obligations of the Owner Trustee, except such as have been duly obtained and are in full force and effect, and do not contravene any federal banking law, governmental rule, regulation, judgment or order binding on the Owner Trustee or the Articles of Association or By-Laws of the Bank or contravene or result in a breach of, or constitute a default under, or result in the creation of any Lien upon the property of the Owner Trustee under, any indenture, mortgage, contract or other agreement to which the Owner Trustee is a party or by which it or any of its properties may be bound or affected;

         (c) neither the execution and delivery by the Owner Trustee of this Agreement, nor the consummation by the Owner Trustee of any of the transactions contemplated hereby, requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action in respect of any federal banking, Utah state or local governmental authority or agency governing it; and

         (d) the Trust Estate is free of any Lessor's Liens attributable to the Bank.